UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

VBI VACCINES INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

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VBI Vaccines Inc.

April 29, 2019

Dear Shareholders of VBI Vaccines Inc. (the “Company” or “we”):

We are pleased to inform you that the Annual General Meeting of Shareholders of VBI Vaccines Inc. will be held on Thursday, June 13, 2019, at 1:00 p.m., Eastern Time, at the offices of the Company, located at 222 Third St., Suite 2240, Cambridge, MA 02142.

The attached Notice of Annual Meeting of Shareholders and proxy statement describe the formal business that we will transact at the Annual Meeting.

The Board of Directors of the Company has determined that an affirmative vote on each matter set forth for a vote is in the best interest of the Company. and its shareholders and unanimously recommends a vote “For” in all such matters considered at the Annual Meeting.

Your vote is very important, regardless of the number of shares you own. We encourage you to please read the Proxy Statement and promptly submit your proxy by internet, telephone, or mail, regardless of whether or not you plan to attend the Annual Meeting.

On behalf of the Board of Directors and the employees of VBI Vaccines Inc., we thank you for your continued support and look forward to seeing you at the Annual Meeting if you chose to attend in person.

Sincerely,

/s/ Jeffrey Baxter
Jeffrey Baxter
President and Chief Executive Officer

If you have any questions, please email IR@vbivaccines.com or call us at (617) 830-3031 x128

VBI VACCINES INC.

222 Third Street, Suite 2241

Cambridge, MA 02142

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

DATE:	Thursday, June 13, 2019
TIME:	1:00 p.m. Eastern Time
PLACE:	222 Third Street, Suite 2240
Cambridge, MA 02142

ITEMS OF BUSINESS:	At the Annual Meeting, we will consider and act on the following items of business, which are more fully described in the accompanying proxy statement (the “Proxy Statement”):
	(1)	Election of the nominated directors of the Company to serve until the next annual meeting or until the appointment or election and qualification of their successors (“Proposal 1”).
	(2)	Approval of the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company until the next annual meeting of shareholders, and authorization of the audit committee of the board of directors of the Company to fix EisnerAmper LLP’s remuneration (“Proposal 2”).
	(3)	Transaction of any other business properly brought before the Annual Meeting or any adjournment thereof.

RECORD DATE:	The record date for the Annual Meeting is April 23, 2019 (the “Record Date”). Only shareholders of record as of close of business on that date may vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY:	Following the same process as last year, we will be using the “Notice and Access” method of providing proxy materials to you via the Internet instead of mailing printed copies. We believe that this process will provide you with a convenient and quick way to access the proxy materials, including the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”), while also allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. Accordingly, unless otherwise specifically requested by a particular shareholder, shareholders of record at the close of business on April 23, 2019, will receive a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) with details on accessing the proxy materials for the Annual Meeting. Beneficial holders of the Common Shares at the close of business on the Record Date will receive separate notices on behalf of their brokers, banks or other intermediaries through which they hold our Common Shares.

PROXY VOTING:	All shareholders as of close of business on the Record Date are cordially invited to attend the Annual Meeting in person. If you chose to attend the Annual Meeting in person, please read the accompanying Proxy Statement carefully to ensure that you have proper evidence of share ownership as of April 23, 2019 in order to vote in person at the Annual Meeting.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote by telephone, over the internet, or if you requested to receive printed proxy materials, complete, sign and mail your proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting

A complete list of registered shareholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

By Order of the Board of Directors,

/s/ Jeffrey Baxter
Jeffrey Baxter
President and Chief Executive Officer

Cambridge, MA

April 29, 2019

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PROXY STATEMENT

FOR THE 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TABLE OF CONTENTS

●	About The Meeting: Questions and Answers and Procedural Matters – page 2

●	Governance of the Company – page 9

	-	Shareholder Communications – page 9
	-	Independence of Directors – page 10
	-	Meetings and Attendance – page 10
	-	Mandate of our Board – page 10
	-	Committees of our Board – page 10
	-	Assessments – page 13
	-	Orientation of New Directors – page 13
	-	Director Qualifications and Diversity – page 13
	-	Procedures by which Shareholders Recommend Nominees to our Board of Directors – page 14
	-	Code of Business Conduct and Ethics – page 14
	-	Risk Oversight – page 15
	-	Board Leadership Structure – page 15
	-	Review, Approval or Ratification of Transactions with Related Parties – page 15
	-	Compliance with Section 16 of the Exchange Act – page 15

●	Proposal 1 – Election of Nominated Directors – page 16

●	Proposal 2 – Approval of Appointment of Independent Registered Public Accounting Firm and Authorization of the Audit Committee to Set the Remuneration of the Independent Registered Public Accounting Firm– page 23

●	Director Compensation – page 24

●	Executive Officers – page 26

●	Executive Compensation – page 28

	-	Compensation Philosophy and Process – page 28
	-	Summary Compensation Table for 2017 and 2016 – page 29
	-	Employment Contracts and Termination of Employment and Change-in-Control Arrangements – page 30
	-	Potential Payment Upon Termination – page 32
	-	Outstanding Equity Awards at Fiscal Year End – page 33

●	Security Ownership of Certain Beneficial Owners and Management – page 34

●	Certain Relationships and Related Transactions– page 37

●	Equity Compensation Plan Information– page 38

●	Requirements for Advance Notification of Nominations and Shareholder Proposals– page 42

●	Management Contracts– page 42

●	Additional Information– page 42

●	Other Matters– page 43

●	Form of Proxy Card – Annex A

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VBI Vaccines Inc.

222 Third Street, Suite 2241

Cambridge, MA 02142

PROXY STATEMENT

FOR THE 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 13, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Our official Notice of Annual Meeting of Shareholders, proxy statement (the “Proxy Statement”), and our Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”) are available at www.materials.proxyvote.com/91822J

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of VBI Vaccines Inc. (which may be referred to in this Proxy Statement as the “Company,” “VBI,” “we,” “us,” or “our”) to be voted at the 2019 annual general meeting (the “Annual Meeting”) of the holders of the common shares of the Company (the “Common Shares”) to be held on June 13, 2019, at 1:00 p.m., Eastern Time, at the offices of the Company, located at 222 Third St., Suite 2240, Cambridge, MA 02142.

Our Board has fixed the close of business on April 23, 2019 (the “Record Date”) as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponements thereof. This Proxy Statement and accompanying form of proxy are expected to be first sent or given to Shareholders on or about April 29, 2019.

In accordance with the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), unless otherwise requested by a particular shareholder, we are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) instead of a paper copy of the proxy materials and providing shareholders access to the proxy materials for the Annual Meeting over the Internet, which we believe allows us to provide our shareholders with the information they need in a timely manner while reducing the environmental impact and costs associated with our Annual Meeting.

Accordingly, if you are a shareholder of record (meaning those persons whose names appear on the records of the Company as a registered holder of Common Shares, each a “Registered Shareholder”), and you did not previously request proxy materials be sent to you via e-mail, a one-page Notice of Internet Availability has been mailed to you on or about April 29, 2019. Registered Shareholders may access the proxy materials on the website www.materials.proxy.com/91822J or request a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability. The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting site should you remain a shareholder of record at that time. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a more-timely manner while also helping us to conserve natural resources and save the cost of printing and mailing documents to you. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it.

In this Proxy Statement, references to “Beneficial Shareholders” means shareholders who do not hold Common Shares in their own name; “Intermediaries” refers to brokers, investment firms, clearing houses and similar entities that hold securities on behalf of Beneficial Shareholders. For more information, please refer to the question 10 in the “About the Meeting: Questions and Answers and Procedural Matters” section below.

If you are a Beneficial Shareholder and received Annual Meeting materials, you did not receive these materials directly from us; instead, your Intermediary forwarded you a notice with instructions on accessing our proxy materials and directing that Intermediary on how to vote your Common Shares, as well as other options that may be available to you for receiving our proxy materials.

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About The Meeting: Questions and Answers AND PROCEDURAL MATTERS

1. What is a proxy?

A proxy is a person you appoint to vote, or withhold a vote, on your behalf in accordance with your instructions as a Registered Shareholder or a Beneficial Shareholder. If you specify a choice with respect to any matter to be acted upon, the proxy will vote accordingly. If you are a Registered Shareholder and you submit your proxy to us by using any of the methods described below in question 13, “How can I vote my Common Shares without attending the Annual Meeting?”, you will be appointing Jeffrey Baxter, our President and Chief Executive Officer, or, failing him, Nell Beattie, our Chief Business Officer, as your proxy (together, the “Management Proxyholders”). The Management Proxyholders will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your Common Shares may be voted.

You also have the right to appoint a person other than the Management Proxyholders to represent you at the Annual Meeting by striking out the names of the Management Proxyholders in the accompanying form of proxy and by inserting the desired proxyholder’s name in the blank space provided. A proxyholder need not be a shareholder.

2. What is a proxy statement?

A proxy statement is a document provided by the Company to you, as required by SEC regulations, when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

3. Why am I receiving these proxy materials?

As of the Record Date, April 23, 2019, you were a registered shareholder or beneficial owner of VBI Vaccines Inc. We have made the proxy materials available, either on the Internet or in printed form, to all shareholders on record. We do this in order to solicit voting proxies for use at our Annual Meeting to be held on June 13, 2019, at 1:00 p.m., Eastern Time, and at any adjournment or postponement thereof. If you are a Registered Shareholder and you submit your proxy to us, you direct the Management Proxyholders to vote your Common Shares in accordance with the voting instructions in your proxy. If you are a Beneficial Shareholder and received Annual Meeting materials through your Intermediary and you follow the voting instructions provided in the notice you receive from your Intermediary, you direct such Intermediary to vote your Common Shares in accordance with your instructions. These proxy materials are being made available or distributed to you on or about April 29, 2019. As a shareholder, you are invited to attend the Annual Meeting and we request that you vote on the proposals described in this Proxy Statement.

4. What proposals will be voted on at the Annual Meeting?

The proposals to be voted on by the holders of our common shares as of the Record Date at the Annual Meeting are:

(1)	The election of directors, such nominees as set forth herein, to serve until the next annual meeting or until the appointment or election and qualification of their successors;

(2)	The appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company until the next annual meeting of shareholders, and the authorization of the audit committee of the Board (the “Audit Committee”) to set EisnerAmper LLP’s remuneration; and

(3)	The transaction of any other business properly brought before the Annual Meeting or any adjournments thereof.

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5. What is the record date and what does it mean?

The record date is a date identified by the Board such that only registered holders of Common Shares on that date are entitled to notice of and to vote at the Annual Meeting. The record date for our 2019 Annual Meeting is the close of business on April 23, 2019 (the “Record Date”). The Record Date was established by the Board as required by the Business Corporations Act (British Columbia) (the “BCBCA”). On the Record Date, 97,661,887 Common Shares were issued and outstanding.

6. Who is entitled to vote at the Annual Meeting?

Holders of Common Shares at the close of business on the Record Date may vote at the Annual Meeting.

7. Can I attend the Annual Meeting?

You may attend the Annual Meeting if you were a Registered Shareholder or a Beneficial Shareholder as of the Record Date. You will be asked to show photo identification and the following:

●	if you are a Registered Shareholder, your Notice of Internet Availability, or admission ticket that you received with a paper proxy card or that you obtained from our shareholder voting site at www.investorvote.com; or

●	if you are a Beneficial Shareholder, the notice you received from your Intermediary, or a printed statement from such organization, or online access to your brokerage or other account showing your Common Share ownership on the Record Date.

We will not be able to accommodate guests without proper evidence of Common Share ownership as of the Record Date at the Annual Meeting, including guests of our shareholders.

8. When is the Annual Meeting?

This year, the Annual Meeting will be held on June 13, 2019. Check-in and seating for the Annual Meeting starts at 12:45 p.m., Eastern Time. The Annual Meeting will begin promptly at 1:00 p.m., Eastern Time. Please leave ample time for the check-in procedures.

9. Where is the Annual Meeting?

This year, the Annual Meeting will be held at the offices of the Company, located at 222 Third St., Suite 2240, Cambridge, MA 02142.

10. What is the difference between holding Common Shares as a Registered Shareholder or as a Beneficial Shareholder?

You are a Registered Shareholder if: Common Shares are registered directly in your name on the share register of the Company, which is maintained and kept by the Company’s transfer agent, Computershare Trust Company of Canada. If you are a Registered Shareholder, we have sent the Notice of Internet Availability directly to you. As a Registered Shareholder, you may grant your voting proxy directly to the Company or to a third party, or you may vote in person at the Annual Meeting.

You are a Beneficial Shareholder if: Common Shares are listed in an account statement provided to you by an Intermediary, where in almost all cases those Common Shares will not be registered in your name on the share register of the Company. Such Common Shares will more likely be registered in the name of your Intermediary or an agent of your Intermediary.

If you are a Beneficial Shareholder, you did not receive a Notice of Internet Availability directly from the Company, but your Intermediary forwarded you a notice together with voting instructions (a “VIF”) for directing the Intermediary on how to vote your Common Shares. As a Beneficial Shareholder, you may also attend the Annual Meeting, but because a Beneficial Shareholder is not a Registered Shareholder, you may not vote in person at the Annual Meeting unless you obtain a “legal proxy” as set forth in the VIF from your Intermediary, which will grant you or your nominee the right to attend and vote at the Annual Meeting.

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Beneficial Shareholders who have not objected to their intermediary disclosing certain ownership information about themselves to the Company are referred to as “non-objecting beneficial owners” (“NOBOs”). Those non-registered holders who have objected to their intermediary disclosing ownership information about themselves to the Company are referred to as “objecting beneficial owners” (“OBOs”).

For NOBOs, the Company is not sending the Notice of Internet Availability directly to NOBOs in connection with the Annual Meeting, but rather has distributed copies of the Notice of Internet Availability (and where specifically requested, the printed proxy materials) to Intermediaries for distribution to NOBOs.

For OBOs, the Company does not intend to pay for Intermediaries to deliver the Notice of Internet Availability (and where specifically requested, the printed proxy materials) and Form 54-101F7 – Request for Voting Instructions Made by Intermediary to OBOs. As a result, OBOs will not receive the Annual Meeting materials unless their Intermediary assumes the costs of delivery.

11. How many votes do I have?

Each Common Share of VBI has one vote. The number of votes you have corresponds to the number of Common Shares of VBI you owned at the close of business on the Record Date, pursuant to the rights of our shareholders contained in our organizational documents. Each vote may be voted on each matter to be voted upon at the Annual Meeting. VBI’s Common Shares are its only outstanding class of shares.

12. How can I vote my Common Shares in person at the Annual Meeting?

If you are a Registered Shareholder, you may vote your Common Shares in person at the Annual Meeting.

If you are a Beneficial Shareholder, you may vote your Common Shares in person at the Annual Meeting only if you obtain a “legal proxy” from your Intermediary, giving you the right to vote the Common Shares. Even if you plan to attend the Annual Meeting, we recommend that you also direct the voting of your Common Shares by proxy as described below in the question 13, so that your vote will be counted even if you later decide not to attend the Annual Meeting.

13. How can I vote my Common Shares without attending the Annual Meeting?

If you are a Registered Shareholder, you may vote your Common Shares without attending the Annual Meeting. Registered Shareholders may vote in any of the three ways listed below, but in each case, your vote must be received by the Company by 4:00 p.m., Eastern Time, on June 11, 2019, being two business days before the Annual Meeting:

●	Vote by Internet: Registered Shareholders with Internet access may submit proxies by following the “Vote by Internet” instructions on the Notice of Internet Availability.

●	Vote by Telephone: Registered Shareholders who live in the United States or Canada can vote by touchtone telephone using the toll-free telephone number on the proxy card following the procedures in the Notice of Internet Availability, and can submit proxies by telephone by following the “Vote by Telephone” instructions on the proxy card.

●	Vote by Mail: Registered Shareholders may request a paper proxy card from VBI by following the procedures in the Notice of Internet Availability. If you elect to vote by mail, please complete, sign and date the proxy card where indicated and return it in the prepaid envelope included with the proxy card.

If you are a Beneficial Shareholder, you should carefully follow the specific instructions noted on the VIF in order to ensure that your Common Shares are voted at the Annual Meeting.

If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What is the effect of not casting a vote or if I submit a proxy but do not specify how my Common Shares are to be voted?” below.

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14. What is the quorum requirement for the business to be conducted at the Annual Meeting?

A quorum of shareholders is necessary to hold a valid Annual Meeting. Under the Company’s Articles, the quorum for the transaction of business at a meeting of shareholders is two shareholders, or one or more proxyholders representing two members, or one member and a proxyholder representing another member. Notwithstanding the quorum provisions of the Company’s Articles, pursuant to the rules of the NASDAQ Stock Market LLC (“NASDAQ”), the Company is required to have a minimum quorum of at least one third of the outstanding shares represented by shareholders present at the Annual Meeting or by proxy. On the Record Date, there were 97,661,887 shares outstanding and entitled to vote. Thus 32,553,962 shares must be represented by shareholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker) or you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

If within one-half hour from the time set for the Annual Meeting, a quorum is not present, the Annual Meeting stands adjourned to the same day in the next week at the same place.

15. What vote is required to approve each proposal?

Proposal 1: Election of Directors. For an uncontested election, the affirmative vote of the holders of Common Shares having a majority of the votes cast by the holders of all Common Shares present or represented by proxy and voting on such matter will be required to elect each nominee as a director. The Majority Voting Policy (as discussed in the section below titled “Proposal 1 – Election of Directors”) provides that, at a meeting for the uncontested election of directors (being an election where the number of nominees for director is not greater than the number of directors to be elected), each director of the Company that is not elected by the affirmative vote of the holders of Common Shares having a majority of the votes cast by the holders of all Common Shares present or represented and voting on such matter must promptly tender his resignation. You may choose to vote, or withhold your vote, separately for each nominee. A properly executed proxy or voting instructions marked “WITHHOLD” with respect to the election of one or more directors will not be voted in favor of the director or directors indicated although it will be counted for the purposes of determining whether there is a quorum.

Proposal 2: Approval of the Appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company until the next annual meeting of shareholders, and authorization of the Audit Committee to set EisnerAmper LLP’s remuneration. The affirmative vote of the holders of Common Shares having a majority of the votes cast by the holders of all Common Shares present or represented and voting on such matter will be required to approve the appointment of the Company’s independent registered public accounting firm until the next annual meeting of shareholders and to authorize the Audit Committee to set EisnerAmper LLP’s remuneration. Under the BCBCA, unless waived unanimously by shareholders, the shareholders of a company must, by ordinary resolution, appoint an authorized person as auditor to hold office until the next annual meeting of shareholders.

Other Proposals. Any other proposal that might properly come before the meeting will require the affirmative vote of the holders of Common Shares having a majority of the votes cast by the holders of all Common Shares present or represented by proxy and voting on such matter at the meeting in order to be approved, except when a different vote is required by law, or the Company’s articles (i.e., the British Columbia equivalent of a U.S. corporation’s bylaws), as amended from time to time (the “Articles”).

16. What votes will be counted?

All Common Shares entitled to vote and that are voted in person at the Annual Meeting will be counted, and all Common Shares represented by properly executed and unrevoked proxies received by 4:00 p.m., Eastern Time, on June 11, 2019, being two business days before the Annual Meeting, will be voted at the Annual Meeting as indicated in such proxies. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as director (Proposal 1) and on the appointment of EisnerAmper LLP as auditor for the ensuing year and authorizing the Audit Committee of the Board to set EisnerAmper LLP’s remuneration (Proposal 2).

The Common Shares represented by your proxy will be voted or withheld from voting in accordance with your instructions on any ballot that may be called for and, if you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly.

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17. What are the recommendations of our Board on how I should vote my shares?

The recommendations of our Board are set forth together with the description of each proposal in this Proxy Statement. In summary, however, the Board recommends a vote:

●	FOR the election of the nominated directors (see Proposal 1);

●	FOR the approval of the appointment EisnerAmper LLP as the independent registered public accounting firm of the Company to serve until the next annual meeting of shareholders, and the authorization of the Audit Committee of the Board to set EisnerAmper LLP’s remuneration (see Proposal 2).

18. What is the effect of not casting a vote or of submitting a proxy that does not specify how my Common Shares are to be voted?

If you are a Registered Shareholder and you do not vote by proxy card, by telephone, via the Internet, or in person at the Annual Meeting, your Common Shares will not be voted at the Annual Meeting. If you submit a proxy, but you do not provide voting instructions, your Common Shares will be voted as recommended by the Board.

If you are a Beneficial Shareholder and you do not provide your Intermediary with voting instructions, the Intermediary will determine if it has the discretionary authority to vote on the particular matter.

19. What is the effect of an Intermediary non-vote?

An Intermediary will have the discretion to vote on routine proposals if it has not received voting instructions from a Beneficial Shareholder at least 10 calendar days prior to the Annual Meeting. An Intermediary non-vote occurs when an Intermediary that is otherwise counted as present or represented by proxy does not receive voting instructions from the Beneficial Shareholder and does not have the discretion to vote the Common Shares. An Intermediary non-vote will not impact our ability to obtain a quorum for the Annual Meeting and will not otherwise affect the approval of a majority of the votes present in person or represented by proxy and entitled to vote for any Proposals.

20. What happens if additional matters are presented at the Annual Meeting?

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the named proxyholders will vote the proxies held by them as recommended by the Board or, if no recommendation is given, in their own discretion. We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so.

21. Can I change my vote?

If you are a Registered Shareholder, you may change your vote by:

●

submitting a new proxy bearing a later date (which automatically revokes the earlier proxy, but is received by the Company no later than 4:00 p.m., Eastern Time, on June 11, 2019) using any of the voting methods described above in the question 13; or

●	providing a signed written notice of your revocation to VBI Vaccines Inc. at 222 Third Street, Suite 2241, Cambridge, MA 02142, Attn: Chief Business Officer, which must be received at any time up to and including 1:00 pm, Eastern Time, on the last business day preceding the date of the Annual Meeting; or

●	attending the Annual Meeting and providing a signed written notice revoking your proxy to the Chair of the Annual Meeting, which will supersede any proxy previously submitted by you.

However, please note that merely attending the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically request it.

If you are a Beneficial Shareholder and you wish to change your vote, you should do the following:

●	contact your Intermediary and carefully follow the instructions provided by your Intermediary to revoke your VIF and submit new voting instructions; or

●	if you have obtained a legal proxy from your Intermediary giving you the right to vote your Common Shares, attend the Annual Meeting and vote in person.

However, in either case, please consult your Intermediary for any specific rules it may have regarding your ability to change your voting instructions.

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22. What is “householding” and how does it affect me?

We and some US brokers have adopted “householding,” a procedure under which shareholders who have the same address will receive a single Notice of Internet Availability or set of proxy materials, unless one or more of these shareholders provides notice that they wish to continue receiving individual copies. If you participate in householding and wish to receive a separate Notice of Internet Availability or set of proxy materials, or if you wish to receive separate copies of future notices, annual reports, and proxy statements, please contact your broker directly, or VBI Vaccines Inc., 222 Third Street, Suite 2241, Cambridge, MA 02142, Attn: Chief Business Officer, telephone number 617-830-3031 x128.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice of Internet Availability to a shareholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. As such, we have elected to distribute proxy information in this manner.

23. Why am I receiving more than one Notice of Internet Availability, notice from my Intermediary, or set of proxy materials, and what should I do?

You may receive more than one Notice of Internet Availability, notice from your Intermediary, or set of proxy materials, including multiple copies of proxy cards or VIFs.

For example:

●	If you are a Registered Shareholder and your Common Shares are registered in more than one name, you will receive more than one Notice of Internet Availability or proxy card.

●	If you are a Beneficial Shareholder with Common Shares in more than one brokerage account, you may receive a separate notice or VIF for each brokerage account in which your Common Shares are held.

Please complete, sign, date and return each proxy card or VIF that you receive, and follow the voting instructions on each Notice of Internet Availability or other notice you receive to ensure that all your Common Shares are voted.

24. Who is our Independent Registered Public Accounting Firm and will they be represented at the Annual Meeting?

VBI’s shareholders approved the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company on May 24, 2018, to serve for the ensuing year. Accordingly, EisnerAmper LLP served as the independent registered public accounting firm auditing and reporting on our financial statements for the fiscal year ended December 31, 2018. We expect that representatives of EisnerAmper LLP will be present telephonically at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the Annual Meeting.

25. Who will serve as inspector of election at the Annual Meeting?

A representative from Computershare Trust Company of Canada will act as the inspector of election (scrutineer) and count the votes at the Annual Meeting.

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26. Where can I find the voting results of the Annual Meeting?

We will publish final voting results in our Current Report on Form 8-K, which will be filed with the SEC and made available on its website at www.sec.gov within four business days following the Annual Meeting, and an equivalent “Report of Voting Results,” which will be filed with an accompanying news release with the Canadian Securities Administrators (the “CSA”) and made available on SEDAR.com, promptly after the Annual Meeting.

27. Who will bear the cost of soliciting votes for the Annual Meeting?

VBI will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing Beneficial Shareholders for their reasonable expenses in forwarding solicitation material to NOBOs. Our directors, officers, and employees may also solicit proxies in person or by other means. These directors, officers, and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses incurred in doing so.

28. What percentage of our Common Shares do our directors and executive officers own?

As of the Record Date, our director-nominees and executive officers beneficially owned approximately 10.5% of our outstanding Common Shares. See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” on page 33 for more details.

29. Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our shareholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

30. I have additional questions, who can help answer them?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to email IR@vbivaccines.com.

The proxy card gives the persons named as proxyholders discretionary authority regarding amendments or variations to matters identified in the Notice of Meeting, this Proxy Statement and any other matter that may properly come before the Annual Meeting. As of the date of this Proxy Statement, management is not aware of any such amendment, variation, or other matter proposed or likely to come before the Annual Meeting. However, if any amendment, variation, or other matter properly comes before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

IF YOU DO NOT SPECIFY A VOTE ON YOUR PROXY CARD OR YOU VOTE FOR BOTH CHOICES, YOUR COMMON SHARES WILL BE VOTED IN FAVOR OF THE MOTIONS PROPOSED TO BE MADE AT THE ANNUAL MEETING AS SET OUT IN THE NOTICE OF MEETING AND THIS PROXY STATEMENT.

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Governance of the Company

Our business, property and affairs are managed by, or under the direction of, our Board, in accordance with the BCBCA and the Articles of the Company. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other key members of management, by reviewing materials provided to them by management, and by participating in meetings of the Board and its committees. There are no family relationships among any of our directors, executive officers or persons nominated to become a director.

We continue to review our corporate governance policies and practices by comparing our policies and practices with those suggested by various groups or authorities active in evaluating or setting best practices for corporate governance of public companies. Based on this review, we have adopted, and will continue to adopt, changes that the Board believes are the appropriate corporate governance policies and practices for our Company.

Shareholder Communications

Shareholders may communicate with the members of the Board, either individually or collectively, by writing to the Board at VBI Vaccines Inc., 222 Third Street, Suite 2241, Cambridge, MA 02142. These communications will be reviewed by the office of the Chief Business Officer, as agent for the non-employee directors in facilitating direct communication to the Board. The Chief Business Officer’s office will treat communications containing complaints relating to accounting, internal accounting controls or auditing matters as reports under our Code of Business Conduct and Ethics (“Code of Ethics”). Further, the Chief Business Officer’s office will disregard communications that are bulk mail, solicitations to purchase products or services not directly related either to us or the non-employee directors’ roles as members of the Board, sent other than by shareholders in their capacities as such or from particular authors or regarding particular subjects that the non-employee directors may specify from time to time, and all other communications which do not meet the applicable requirements or criteria described below, consistent with the instructions of the non-employee directors.

General Communications. The Chief Business Officer’s office will review all shareholder communications directly relating to our business operations, the Board, our officers, our activities or other matters and opportunities closely related to us. From time to time, the Chief Business Officer will circulate summaries of shareholder communications and copies of the actual shareholder communications to the Chairman of our Nominating and Governance Committee.

Shareholder Proposals and Director Nominations and Recommendations. Shareholder proposals are reviewed by the Chief Business Officer’s office for compliance with the requirements for such proposals set forth in our Articles, the BCBCA, and Regulation 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Shareholder proposals that meet these requirements will be summarized by the Chief Business Officer’s office. Summaries and copies of the shareholder proposals are circulated to the Chairman of the Nominating and Governance Committee.

Shareholder nominations for directors are reviewed by the Board for compliance with the requirements for director nominations that are set forth in our Articles. Shareholder nominations for directors that meet these requirements are then circulated to the Chairman of the Nominating and Governance Committee for consideration and evaluation by the Nominating and Governance Committee consisting entirely of independent directors.

The Nominating and Governance Committee will consider director candidates recommended by shareholders. If a director candidate is recommended by a shareholder, the Nominating and Governance Committee expects to evaluate such candidate in the same manner it evaluates director candidates it identifies. Shareholders desiring to make a recommendation to the Nominating and Governance Committee should follow the procedures set forth herein and in the Company’s Articles regarding shareholder nominations for directors.

Retention of Shareholder Communications. Any shareholder communications that are not circulated to the Chairman of the Nominating and Governance Committee because they do not meet the applicable requirements or criteria described above will be retained by the Chief Business Officer’s office for at least 90 calendar days from the date on which they are received, so that these communications may be reviewed by the directors generally if such information relates to the Board as a whole, or by any individual to whom the communication was addressed, should any director elect to do so.

Distribution of Shareholder Communications. Except as otherwise required by law or upon the request of a non-employee director, the Chairman of the Nominating and Governance Committee will determine when and whether a shareholder communication should be circulated among one or more members of the Board and/or Company management.

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Independence of Directors

In determining the independence of our directors, we apply the definition of “independent director” provided under the listing rules of The NASDAQ and National Instrument 58-101 – Disclosure of Corporate Governance Practices of the CSA. Pursuant to these rules, the Nominating and Governance Committee concluded its review of director independence on April 17, 2019. The Board affirmatively determined that each of Drs. Gillis (the Chairman), De Wilde and McKee, Mr. Kariv and Ms. Cordeiro, (being the majority of the Board) is independent under these rules, since none of these directors have a direct or indirect material relationship with the Company or its subsidiaries. Each of our former directors Mr. Requadt, who resigned from the Board effective as of March 31, 2019, Mr. Nussbaum, who resigned from the Board effective as of January 23, 2018 and Mr. Rubin and Mr. Logal who resigned from the Board effective as of October 17, 2018 were, while they served on the Board, independent under these rules, since none of these former directors had a direct or indirect material relationship with the Company or its subsidiaries. In making its independence determinations, the Nominating and Governance Committee sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his/her immediate family or affiliates and VBI and its affiliates and did not rely on categorical standards other than those contained in the NASDAQ rule referenced above.

Mr. Baxter is not an independent member of the Board because he is the Chief Executive Officer and President of the Company and thus has a material interest in the Company. Mr. McNulty is not an independent member of the Board because he is the Chief Financial Officer and Head of Business Development and thus has a material interest in the Company. Our former director, Mr. Chawla who resigned from the Board effective as of January 23, 2018, was not independent as he was a representative of Perceptive Credit Holdings, LP (“Perceptive Credit”) on our Board pursuant to our existing credit facility with Perceptive Credit.

The independent directors are not expected to hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. Where deemed necessary by the independent directors, the independent directors hold sessions exclusive of the non-independent director and members of management, which process facilitates open and candid discussion amongst the independent directors. At the end of each Board call or meeting, the independent directors have the option to hold executive sessions, as needed, where non-independent directors and members of management are not in attendance. In 2018, such executive sessions were held at the end of 6 Board Meetings. To-date in 2019, one such session has been held.

Meetings and Attendance

The Board held 11 meetings during the year ended December 31, 2018. Attendance was as follows: Dr. Gillis (11); Mr. Baxter (11); Mr. Requadt (10); Dr. De Wilde (9); Mr. Logal (9); Mr. Kariv (8); Mr. Rubin (7); Mr. Chawla (1); and Mr. Nussbaum (1). Mr. Nussbaum and Mr. Chawla resigned from the Board on January 23, 2018, and Mr. Kariv joined the Board on January 23, 2018. Mr. Logal and Mr. Rubin resigned from the Board on October 17, 2018. Mr. Requadt resigned from the Board effective March 31, 2019. Ms. Cordeiro joined the Board on April 15, 2019, and Mr. McNulty joined the Board on April 26, 2019.

Each member of our Board attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she was a director) and (ii) the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served).

We encourage our Board members to attend the annual meeting each year. One of the seven directors attended our 2018 Annual General Meeting of Shareholders.

Mandate of our Board

A copy of the Board Mandate, adopted as of September 23, 2016, can be viewed on our website at www.vbivaccines.com (under the “Investors” section).

Committees of our Board

The Board has three standing committees, the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The following table provides the current membership, for each committee:

Name	Audit Committee	Compensation Committee	Nominating & Governance Committee
Steven Gillis, Ph.D.	X	X	Chair
Jeffrey Baxter
Michel De Wilde, Ph.D.		X	X
Tomer Kariv	X
Blaine McKee, Ph.D.	Chair
Joanne Cordeiro		Chair	X
Christopher McNulty
Total Meetings in 2018	4	1	1

Below is a description of each committee of the Board.

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Audit Committee

The role of the Audit Committee is to:

●	oversee the Company’s accounting and financial reporting processes;

●	review management’s maintenance of internal controls and procedures for financial reporting;

●	advise our Board with respect to our compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

●	oversee the independent auditor’s qualifications and independence;

●	oversee the performance of the independent auditors, including the annual independent audit of our financial statements;

●	prepare the report required by the rules of the SEC to be included in our Proxy Statement; and

●	discharge such duties and responsibilities as may be required of the Committee by the provisions of applicable law, rule or regulation.

Our Audit Committee is comprised of Steven Gillis, Tomer Kariv and Blaine McKee, with Dr. McKee serving as Chairman.

●	Between March 31, 2019 and April 17, 2019, the Audit Committee was comprised of Dr. Gillis (committee Chairman), Dr. McKee, and Mr. Kariv.

●	Between October 17, 2018 and March 31, 2019, the Audit Committee was comprised of Dr. Gillis (committee Chairman), Mr. Kariv, and former director Scott Requadt.

●	Prior to October 17, 2018, the Audit Committee was comprised of former directors Adam Logal (committee Chairman) and Steven D. Rubin, as well as Dr. Gillis.

Our Nominating and Governance Committee has determined each of Dr. Gillis, Dr. McKee, and Mr. Kariv, as well as each of Mr. Requadt, Mr. Logal, and Mr. Rubin, during their time of service, to be financially literate and qualify as independent directors under Section 5605(a)(2) and Section 5605(c)(2)(A) of the NASDAQ rules. Further, each member of our Audit Committee is also considered independent under SEC Rule 10A-3. In addition, Dr. McKee qualifies, and Dr. Gillis and Mr. Logal, the former chairmen of the Audit Committee, qualified during the time of their service, as the audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K. The Audit Committee operates pursuant to a charter, the current copy of which can be viewed on our website at www.vbivaccines.com (under the “Investors” section).

During 2018, the Audit Committee met in person or by telephone, or acted by unanimous written consent, four times.

Report of the Audit Committee of the Board of Directors

The Audit committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2018, and the independent auditor’s report on those financial statements, with management and with our independent auditor, EisnerAmper LLP. The Audit Committee has also discussed with EisnerAmper LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from EisnerAmper LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP‘s communications with the audit committee concerning independence, and has discussed with EisnerAmper LLP that firm’s independence.

Based on the review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board that the consolidated financial statements audited by EisnerAmper LLP for the fiscal year ended December 31, 2018 be included in its Annual Report on Form 10-K for such fiscal year that was filed with the SEC.

VBI Vaccines Inc.

Audit Committee of the Board

Blaine McKee, Chairman

Tomer Kariv

Steven Gillis

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Compensation Committee

The purpose of the Compensation Committee is to aid the Board in meeting its responsibilities with regard to oversight and determination of executive compensation. Among other things, the Compensation Committee reviews, recommends and approves salaries and other compensation of the Company’s executive officers, and will administer the Company’s equity incentive plans (including reviewing, recommending and approving stock option and other equity incentive grants to executive officers). A copy of the current charter of the Compensation Committee is available on our website at www.vbivaccines.com (under the “Investors” section).

The Compensation Committee may form and delegate a subcommittee consisting of one or more members to perform the functions of the Compensation Committee. The Compensation Committee may engage outside advisers, including outside auditors, attorneys and consultants, as it deems necessary to discharge its responsibilities. The Compensation Committee has sole authority to retain and terminate any compensation expert or consultant to be used to provide advice on compensation levels, including sole authority to approve the fees of any expert or consultant and other retention terms. In addition, the Compensation Committee considers, but is not bound by, the recommendations of our Chief Executive Officer with respect to the compensation packages of our other executive officers.

Our Compensation Committee is comprised of Steven Gillis, Michel De Wilde, and Joanne Cordeiro, with Ms. Cordeiro serving as Chairman.

●	Between March 23, 2018 and April 17, 2019, the Compensation Committee was comprised of Dr. Gillis, Dr. De Wilde (committee Chairman), and Mr. Kariv.

●	Prior to March 23, 2018, the Compensation Committee was comprised of our former director, Mr. Requadt (committee Chairman), and Dr. De Wilde.

Each of Dr. Gillis, Dr. De Wilde, and Ms. Cardeiro are, and each of Mr. Kariv and our former director Mr. Requadt, during the time of their service on the Compensation Committee, were, considered independent in accordance with the NASDAQ rules, an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and a “non-employee director” for purposes of Section 16b-3 under the Exchange Act, and do not, or did not, as applicable, during the time of their service, have a relationship with us which is material to their ability to be independent from management in connection with the duties of a compensation committee member, as described in Section 5605(d)(2) of the NASDAQ rules.

During 2018, the Compensation Committee met in person or by telephone, or acted by unanimous written consent, one time.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serve, or in the past year have served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

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Nominating and Governance Committee

The role of the Nominating and Governance Committee is, among other things, to:

●	nominate and recommend nominees for the Board and submit the names of such nominees to the full Board for their approval;

●	evaluate the composition, independence, size and governance of the Board and its committees and make recommendations regarding future planning and appointment of directors to the committees; and

●	establish a policy for considering shareholder nominees for election to our Board.

A copy of the current charter of the Nominating and Governance Committee is available on our website at www.vbivaccines.com (under the “Investors” section).

Our Nominating and Governance Committee is comprised of Steven Gillis, Michel De Wilde, and Joanne Cordeiro, with Dr. Gillis serving as committee Chairman.

●	Between October 17, 2018 and April 17, 2019, the Nominating and Governance committee was comprised of Dr. Gillis (committee Chairman), Dr. De Wilde, and Mr. Kariv.

●	Prior to October 17, 2018, the Nominating and Governance Committee was comprised of Dr. Gillis (committee Chairman), Dr. De Wilde, and former director Steven D. Rubin.

The Board has determined that all members of our Nominating and Governance Committee are independent under the NASDAQ rules.

During 2018, the Nominating and Governance Committee met in person or by telephone, or acted by unanimous written consent, one time.

Assessments

The Board and each individual director are periodically assessed regarding its or their effectiveness and contribution. The assessment considers: (i) in the case of the Board, its mandate; and (ii) in the case of an individual director, the competencies and skills he/she is expected to possess in the context of the current composition of the Board. This process is done informally by the Chairman of the Board and other Directors on an as-needed basis, and done formally each year as part of the Nominating and Governance Committee meeting.

Orientation of New Directors

Orientation for new Directors includes meetings with the Chief Executive Officer, and other members of senior management, as well as with existing Directors, including and notably the Chairman of the Board. As needed, further documentation regarding VBI or the industry is offered, as are invitations to visit any of the three Company sites.

Director Qualifications and Diversity

The Nominating and Governance Committee is responsible for identifying candidates for Board positions as well as nominating such candidates for election to our Board. In the event that a Director position is included as part of an agreement, the Nominating and Governance Committee is responsible for vetting the proposed candidate and ensuring the competencies and skills possessed by the candidate meet expectations for a Director of the Company. All of the members of the Nominating and Governance Committee are independent. Our director Tomer Kariv, and former director Ran Nussbaum, were appointed to the Board by Pontifax (China) IV Limited Partnership, Pontifax (Israel) IV Limited Partnership, and Pontifax (Cayman) IV Limited Partnership (collectively, the “Pontifax Entities”) pursuant to a Subscription Agreement, dated October 26, 2017, the Company entered into with the Pontifax Entities and other investors in connection with a registered direct offering of Common Shares. Mr. Kariv was subsequently elected to the Board at the annual meeting of stockholders held on May 24, 2018.

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. Candidates should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields. The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in immunology; research and development; finance and accounting.

There is no difference in the manner in which the Nominating and Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder. In evaluating nominations to the Board, the Nominating and Governance Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities. Each of the candidates nominated for election to our Board was recommended by the Nominating and Governance Committee.

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In the fall of 2014, the CSA introduced policies requiring companies to either adopt or explain why they have not adopted: (a) policies with respect to term limits for directors; and (b) policies and targets designed to increase participation by women in board matters and in executive positions. The Nominating and Governance Committee continues to assess the substance of appropriate policies, but has not yet adopted formal policies or targets on either term limits or diversity. One of six (17%) of the Company’s executive officers are female. Effective April 15, 2019 the Company currently has one female director.

The Board and the Nominating and Governance Committee recognize the valuable contributions made to board deliberations and management by people of different genders, experience, and background. Selection is made as per the criteria described above and elsewhere in this Proxy Statement (such as merit, skills, qualifications, needs of the Company at the time, etc.). However, the Board is mindful of the benefit of diversity in the Company’s leadership positions and the need for diversity to maximize the effectiveness of the Board and management in their decision-making abilities.

In considering the CSA guidelines, the Nominating and Governance Committee has determined to monitor developments in this area while reviewing the Company’s own practices in order to adopt a policy that is meaningful for the Company.

Procedures by which Shareholders may Recommend Nominees to our Board of Directors

There have been no material changes to the procedures by which security holders may recommend nominees to our Board.

Effective September 23, 2013, shareholders of the Company approved an amendment to the Articles of the Company and adopted advance notice provisions (the “Advance Notice Provisions”). The Advance Notice Provisions include, among other things, a provision that requires advance notice be given to the Company in circumstances where nomination of persons for election to the Board are made by shareholders of the Company. The Advance Notice Provisions set a deadline by which shareholders must submit nominations (a “Notice”) for the election of directors to the Company prior to any annual or special meeting of shareholders. The Advance Notice Provisions also set forth the information that a shareholder must include in the Notice to the Company, and establish the form in which the shareholder must submit the Notice for that notice to be in proper written form.

In the case of an annual meeting of shareholders, a notice must be provided to the Company not less than 30 days and not more than 65 days prior to the date of the annual meeting.

As of the date of this Proxy Statement, the Company has not received Notice of a nomination in compliance with the Advance Notice Provisions.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) applicable to our principal executive officer and principal financial and accounting officer and any persons performing similar functions. In addition, the Code of Ethics applies to our employees, officers, directors, agents, and representatives. The Code of Ethics requires, among other things, that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest. The Code of Ethics is available on our website at www.vbivaccines.com (under the “Investors” section).

The Code of Ethics includes procedures for reporting violations of the Code of Ethics. These include reporting violations to an immediate supervisor, the CEO, or legal counsel, as necessary. Fraud or potential fraud must be reported to the whistler-blower email account, which is forwarded to the Chair of the Audit Committee and internal counsel. The Whistleblower Policy is available on our website at www.vbivaccines.com (under the “Investors” section). In addition, the Sarbanes-Oxley Act of 2002, as amended, requires companies to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Code of Ethics is intended to comply with the rules of the SEC and includes these required procedures.

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Risk Oversight

Our Board provides risk oversight for our entire company by receiving management presentations, including risk assessments, and discussing these assessments with management. The Board’s overall risk oversight, which focuses primarily on risks and exposures associated with current matters that may present material risk to our operations, plans, prospects or reputation, is supplemented by the various committees. The Audit Committee discusses with management and our independent registered public accounting firm our risk management guidelines and policies, our major financial risk exposures, and the steps taken to monitor and control such exposures. Our Compensation Committee oversees risks related to our compensation programs and discusses with management its annual assessment of our employee compensation policies and programs. Our Nominating and Governance Committee oversees risks related to corporate governance and management and director succession planning.

Board Leadership Structure

The Chairman of the Board presides at all meetings of the Board at which he is present. The Chairman is appointed on an annual basis by at least a majority vote of the remaining directors. The Board is committed to promoting effective, independent governance of the Company. Our Board believes it is in the best interests of the shareholders and the Company for the Board to have the flexibility to select the best director to serve as Chairman at any given time, regardless of the independence of that director. Consequently, the Company has no fixed policy with respect to the separation of the offices of the Chairman of the Board and Chief Executive Officer.

Currently, the offices of Chairman of the Board and Chief Executive Officer are held by two different people. The Chief Executive Officer is responsible for the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for board meetings and presides over meetings of the board. The Chairman of the Board plays a critical role by leading the Board in its management and supervision of the business of the Company. The Board has developed written position descriptions for the Chief Executive Officer, the Chairman of the Board, and the Chair of each of its committees. The Board believes that the separation of the offices of the Chairman of the Board and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and our affairs, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the Company’s best interests, and in the best interest of the Company’s shareholders. The Board will review this determination from time to time.

Review, Approval, or Ratification of Transactions with Related Persons

The Board reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws. The Board has not adopted any specific procedures or a written policy for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party, and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Board would only approve a related party transaction that is in the best interests of the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party. Other than as described under the section titled, “Certain Relationships and Related Transactions,” no transaction, that required disclosure under applicable federal securities laws and that occurred since the beginning of the fiscal year 2018, was submitted to the Board for approval as a “related party” transaction.

Compliance with Section 16 of the Exchange Act

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common shares and other equity securities. Officers, directors, and greater-than-10% Shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

The following is the number of late reports filed since the beginning of the fiscal year ended December 31, 2018, under Section 16(a) and the number of transactions reflected therein as not reported on a timely basis during such fiscal year by such executive officers and directors:

●	Each of Drs. Gillis and De Wilde had one late Form 4 filed with respect to the vesting of previously granted restricted share units.

●	Each of Dr. De Wilde, Mr.Kariv, Avi Mazaltov and Athena Kartsaklis had one late Form 4 filed with respect to a grant of a stock option.

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Proposal 1

Election Of Directors

Majority Voting Policy

In accordance with good corporate governance practices and procedures, the Board adopted a majority voting policy on August 28, 2015 (the “Majority Voting Policy”). The Majority Voting Policy provides that, at a meeting for the uncontested election of directors (being an election where the number of nominees for director is not greater than the number of directors to be elected), each director of the Company must be elected by the vote of a majority of the Company’s Common Shares represented in person or by proxy at such meeting. The proxy card permits a shareholder to vote in favor of, or to withhold from voting, separately for each director nominee.

If, in an uncontested election of directors, the number of Common Shares withheld for a nominee exceeds the number of Common Shares voted for that nominee at the meeting, either in person or by proxy, that director must immediately tender his or her resignation. The Nominating and Governance Committee will expeditiously consider whether to recommend to the Board whether or not to accept the resignation. The Board will accept the resignation absent exceptional circumstances and such resignation will be effective when accepted by the Board. In its deliberations, the Nominating and Governance Committee may consider such extenuating circumstances as it deems appropriate.

The Board shall determine whether or not to accept the resignation within 90 days of the relevant shareholders’ meeting. A director who tenders a resignation pursuant to the Majority Voting Policy will not participate in any meeting of the Board or meetings of the Nominating and Governance Committee of the Board at which the resignation is considered. The Company shall promptly issue a news release with the Board’s decision, which must fully state the reasons for that decision.

The Majority Voting Policy can be viewed on our website at http://www.vbivaccines.com (under the “Investors” section).

Nominees for Election

The Board currently is comprised of seven directors. If elected, each nominee agrees to serve until the next Annual Meeting or until the appointment or election and qualification of his or her successor. If any nominee is unable to stand for election, which circumstance we do not anticipate, the Board may provide for a lesser number of directors or designate a substitute. In the latter event, Common Shares represented by proxies may be voted for a substitute nominee. If a quorum is present at the Annual Meeting, the nominees will be elected by the vote of a majority of the Company’s Common Shares, represented in person or by proxy, at such meeting. There is no cumulative voting in the election of directors.

Our Board, upon the recommendation of the Nominating and Governance Committee, has nominated the 7 individuals, including each of our seven incumbent directors, listed in the table below for election to serve as directors. The following table sets forth information with respect to each nominee as of April 23, 2019:

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Name	Age	State of Residence	Position(s) & Held Since	Share Ownership(1)
Steven Gillis, Ph.D.(2)(3)(4)	65	Washington, US	Chairman of the Board, May 2016	3,288,509

Present & Former Principal Occupation, Business, or Employment for the Five Preceding Years
●	Chairman and Director of the Company (May 2016 – present)
●	Director of VBI DE (July 2014 – present) and VBI US (December 2006 – present)
●	Director of Takeda Pharmaceutical Co. (January 2019 – present), Shire PLC (October 2012 – January 2019), Homology Medicines, Inc, April 2018 – present), Director and co-founder of Corixa Corporation (October 1994 – 2005)., Pulmatrix, Inc. (October 2009 – present) and PhaseRx, Inc. (March 2008 – January 2018). He is also the Director of Accelerator Corporation, Director of Oncofactore Corp.
●	Managing Director ARCH Venture Partners (2006 – present)

Jeffrey R. Baxter	57	Pennsylvania, US	Director, President, and CEO May 2016	1,135,732

Present & Former Principal Occupation, Business, or Employment for the Five Preceding Years
●	President, Chief Executive Officer and Director of the Company (May 2016 – present)
●	President, Chief Executive Officer and Director of VBI Vaccines (Delaware) Inc. (“VBI DE”) (2014 – present)
●	Chief Executive Officer and Director of VBI DE’s wholly-owned subsidiary, Variation Biotechnologies (US), Inc. (“VBI US”) (September 2009 – present)
●	Director of ChromaDex Inc. (2015 – present)

Michel De Wilde, Ph.D. (3)(4)	69	New Jersey, US	Director May 2016	153,595

Present & Former Principal Occupation, Business, or Employment for the Five Preceding Years
●	Director of the Company (May 2016 – present)
●	Director of VBI DE (July 2014 – present)
●	Senior Vice President, Research & Development of Sanofi Pasteur (2001 – June 2013)

Blaine McKee, Ph.D.(2)	54	Massachusetts, US	Director January 2019	33,333

Present & Former Principal Occupation, Business, or Employment for the Five Preceding Years
●	Director of the Company (Jan 2019 – present)
●	Director of New York Pharma Forum (2014 - 2019), Biostage Inc. (2016- 2018), ArmaGen (2015 – 2017)
●	Executive Vice President and Chief Business Officer ImmunoGen Inc (April 2018 – present)
●	Senior Vice President, Head of Corporate Development Shire PLC (April 2016 – April 2018)
●	Senior Vice President, Head of Transactions Shire PLC (July 2014 – April 2016)
●	Executive Vice President and Chief Business Officer 480 Biomedical (November 2011 – June 2014)

Tomer Kariv(2)	58	Herzeliya, Israel	Director January 2018	4,329,208

Present & Former Principal Occupation, Business, or Employment for the Five Preceding Years
●	Director of the Company (Jan 2018 – present)
●	Co-founder and Chief Executive Officer of Pontifax Venture Capital (2004 – present)
●

Director of Eloxx Pharmaceuticals Inc. (December 2017 – present), INSULINE Medical Ltd (2012 – November 2013), HeadSense Medical Ltd (June 2013 – March 2018), Logic Bio Therapeutics (June 2017 - present) Avraham Pharmaceuticals Ltd (April 2010 – April 2018),V-Wave Ltd (March 2015 – present), EyeYon Medical Ltd (May 2015 – present), Cathworks Ltd (July 2015 – present), Razeil therapeutics Ltd (January 2016 – present), Nutrina Ltd (May 2017 – August 2018), Check Cap Ltd (March 2008 – June 2018), Medical Compression Systems Ltd (August 2012 - April 2015), Macrocure Ltd (March 2013 - January 2017), Arno Therapeutics (September 2010 - August 2017), Stimatix Ltd (February 2011 - January 2016), Applied Immune Technologies (AIT), Ltd (March 2012 - February 2016), Allium Ltd (March 2008 - March 2014), Collplant (December 2012 - January 2014), Otic Pharma Ltd, (June 2015 – May 2017), Observer in Entera Ltd, (June 2016 - May 2017)

Joanne Cordeiro (3) (4)	61	Massachusetts, US	Director April 2019	11,111

Present & Former Principal Occupation, Business, or Employment for the Five Preceding Years (1)
●	CHRO, EVP Human Resources, Shire Plc (2017-2019)
●	VP, Head of Human Resources, US Commercial, Shire Plc (2016-2017)
Vice President, Global Talent Acquisition and Mobility, Shire Plc. (2014 –2016)

Christopher McNulty	42	Massachusetts, US	Director April 2019	58,333

Present & Former Principal Occupation, Business, or Employment for the Five Preceding Years
●	Director of the Company (April 2019 – present)
●	Chief Financial Officer and Head of Business Development of the Company (Aug 2018 – present)
●	Chief Financial Officer, InVivo Therapeutics Holdings Corp (March 2017 to May 2018)
●	Senior Vice President, Business Development & Investor Relations, InVivo Therapeutics Holdings Corp (August 2015 to March 2017)
●	Vice President, Business Development and Investor Relations, InVivo Therapeutics Holdings Corp (July 2014 to August 2015)
●	Vice President, Business Development, InVivo Therapeutics Holdings Corp (Nov 2013 to June 2014)

NOTE : The information not being within the knowledge of the Company, has been furnished by the respective directors individually as of April 23, 2019, being the Record Date of this Information Circular.

(1) Common shares beneficially owned or controlled

(2) Member of the Audit Committee

(3) Member of the Compensation Committee

(4) Member of the Nominating and Governance Committee

17

Vote Required

The affirmative vote of the majority of the votes cast by the holders of all Common Shares present in person or represented by proxy and entitled to vote on the nominees will be required to approve each nominee. If, in an uncontested election of directors, the number of shares withheld for a nominee exceeds the number of shares voted for that nominee at the Annual Meeting, either in person or by proxy, that director must immediately tender his or her resignation.

Our Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH ABOVE.

Information about our Board of Directors Nominees

Biographical information with respect to the director nominees is provided below.

Steven Gillis, Ph.D. – Chairman of the Board (State of Residence – Washington)

Dr. Gillis has served as our Chairman and as a member of our Board since May 2016. Dr. Gillis has served as a member of the board of directors of VBI DE and VBI US since July 2014 and December 2006, respectively. Since 2006, he has been a Managing Director of ARCH Venture Partners, or ARCH, a firm he joined in 2005. Dr. Gillis is focused on the evaluation of new life science technologies and also on the development and growth of ARCH’s biotechnology portfolio companies. In addition to serving on our Board, Dr. Gillis currently serves as a director of Takeda Pharmaceutical Co. Ltd. (NYSE: TAK), Homology Medicines, Inc. (NASDAQ: FIXX) and Pulmatrix, Inc. (NASDAQ: PULM). Dr. Gillis represents ARCH as a director and serves as Chairman of a number of ARCH’s private biotechnology portfolio companies. Dr. Gillis was a founder and director of Corixa Corporation and served as Chief Executive Officer from its inception and as its Chairman from 1999 until its acquisition in 2005 by GSK. Prior to Corixa, Dr. Gillis was a founder and director of Immunex Corp. From 1981 until his departure in 1994, Dr. Gillis served as Immunex’s Director of Research and Development, Chief Scientific Officer, and as Chief Executive Officer of Immunex’s R&D subsidiary. Dr. Gillis was interim Chief Executive Officer of Immunex Corp. following its majority purchase by American Cyanamid Company and remained a member of the board until 1997. Amgen, Inc. acquired Immunex in 2002.

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Dr. Gillis is an immunologist by training with over 300 peer-reviewed publications in the areas of molecular and tumor immunology. He is credited as being a pioneer in the field of cytokines and cytokine receptors, directing the development of multiple marketed products including Leukine, (GM-CSF), Prokine (IL-2) and Enbrel (soluble TNF receptor-Fc fusion protein) as well as the regulatory approval of Bexxar (radiolabeled anti- CD20). Dr. Gillis received a B.A. from Williams College and a Ph.D. from Dartmouth College.

Dr. Gillis’ education and professional achievements, notably his experience as a founder, officer, director, and investor of life science and biotechnology companies, led us to the conclusion that he should serve as a director.

Jeffrey R. Baxter, FCMA - President, Chief Executive Officer and Director (State of Residence – Pennsylvania)

Mr. Baxter has served as our President, Chief Executive Officer and as a member of our Board since May 2016. Since July 2014, he has served as the President, Chief Executive Officer and a director of VBI Vaccines (Delaware) Inc. (formerly Paulson Capital (Delaware) Corp.), a Delaware corporation and a wholly-owned subsidiary of the Company (“VBI DE”). Since September 2009, Mr. Baxter has also served as Chief Executive Officer and a member of the board of directors of VBI DE’s wholly-owned subsidiary, Variation Biotechnologies (US), Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“VBI US”). Previously, he was a managing partner for the venture capital firm, The Column Group. Until July of 2006, Mr. Baxter was Senior Vice President, R&D Finance and Operations, of GlaxoSmithKline Biologicals SA, a company registered in the UK (“GSK”). In addition to serving on our Board, Mr. Baxter currently serves as a director of ChromaDex Corporation (NASDAQ: CDXC), which serves dietary supplement, food, beverage, skin care and pharmaceutical markets. In his 19 years of pharma experience, he has held line management roles in finance, commercial, manufacturing and IT and the office of the CEO. His most recent position in R&D included responsibility for finance, pipeline resource planning and allocation, business development, deal structuring and SROne (GSK’s in-house $125 million venture capital fund). He also chaired GSK’s R&D Operating Board. Prior to GSK, he worked at Unilever and British American Tobacco. Mr. Baxter was educated at Thames Valley University and is a Fellow of the Chartered Institute of Management Accountants (“FCMA”).

Mr. Baxter’s education, professional achievements, and experience, including his management experience with GSK and his experience at The Column Group, and his knowledge of finance, led us to the conclusion that he should serve as a director.

Michel De Wilde, Ph.D. – Director (State of Residence – New Jersey)

Dr. De Wilde has served as a member of our Board since May 2016 and has served as a member of the board of directors of VBI DE since July 2014. Dr. De Wilde was Senior Vice President, Research & Development, at Sanofi Pasteur, the human vaccines division of Sanofi from 2001 until June 2013. In this position, he was responsible for managing approximately 1,500 employees and a broad portfolio of approximately 20 development projects.

Prior to joining Sanofi Pasteur in January 2000, Dr. De Wilde was at SmithKline Beecham Biologicals (now GSK Vaccines) in Rixensart, Belgium. Dr. De Wilde joined the group in 1978 as a research scientist upon formation of a unit focusing on the application of recombinant DNA technology to vaccine development. He subsequently held positions of increasing responsibility and, as Vice President, Research & Development at Sanofi Pasteur, headed a team of approximately 400 specialists, active in all aspects of preclinical vaccine development.

Dr. De Wilde is also a Board member at the Infectious Disease Institute and is a member of a number of scientific and strategy advisory boards. Dr. De Wilde received his degree in Chemistry from the Free University of Brussels in 1971, followed by a Ph.D. in Biochemistry in 1976. He carried out postdoctoral work at the University of Wisconsin, Madison (U.S.) and the University of Ghent (Belgium). Dr. De Wilde authored over 50 publications during the early part of his career.

Dr. De Wilde’s educational background and his extensive experience in biopharmaceutical development, particularly with vaccines, led us to the conclusion that he should serve as a director.

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Blaine McKee, Ph.D. – Director (State of Residence – Massachusetts)

Dr. McKee has served as a member of our Board since January 11, 2019. Dr. McKee has 25 years of experience in building biotechnology companies and has extensive strategic, transactional, and market access expertise. Dr. McKee has served as Executive Vice President and Chief Business Officer at ImmunoGen, Inc. since April 2018. Prior to joining ImmunoGen, Dr. McKee served in various executive capacities at Shire PLC, a pharmaceutical company, from 2014 to 2018, including as Senior Vice President, Head of Corporate Development, from 2016 to 2018, and as Senior Vice President, Head of Transactions, from 2014 to 2016.

Prior to joining Shire PLC, from 2011 to 2014, Dr. McKee was Executive Vice President and Chief Business Officer at 480 Biomedical, a venture capital-backed medical device company. Prior to that he served for 15 years at Genzyme Corporation, a biopharmaceutical company, most recently serving as Senior Vice President of Strategic Development for the Oncology, Transplant, and Multiple Sclerosis divisions.

Dr. McKee served on the board of the New York Pharma Forum from 2007 to 2011 and 2014 to 2019.  He also served on the Board of BioStage, Inc from 2016 to 2018 and ArmaGen from 2015 to 2017. He received a Bachelor of Science in Chemistry from Colorado State University, a Ph.D. in Organic Chemistry from the Massachusetts Institute of Technology (MIT), and an MBA in Finance from the MIT Sloan School of Management.

Dr. McKee’s education and professional achievements, including his business experience in life science and biotechnology companies, led us to the conclusion that he should be a director.

Tomer Kariv – Director (Country of Residence – Israel)

Mr. Kariv has served as a member of our Board since January 2018. Mr. Kariv has served as co-founder and managing partner of the Pontifax Group, a venture capital firm, since December 2004. He also currently serves as a director of Eloxx Pharmaceuticals, Inc. (Nasdaq: ELOX) and LogicBio Therapeutics, Inc. (Nasdaq: LOGC). He previously served as a director of CollPlant Holdings Ltd. (Nasdaq: CLGN) and Check-Cap Ltd. (Nasdaq: CHEK), and as an independent director of Arno Therapeutics, Inc. Mr. Kariv received a B.A. in Economics from Harvard University and a J.D. from Harvard Law School.

We believe Mr. Kariv’s extensive experience as a venture capital investor, financial executive and board member qualifies him to serve on our board of directors.

Joanne Cordeiro – Director (State of Residence – Massachusetts)

Ms. Cordeiro has served as a member of our Board since April 2019. Ms. Cordeiro most recently served as Chief Human Resources Officer and Executive Vice President of Human Resources at Shire PLC, where she served as the strategic partner and advisor to the CEO, Executive Team, and Board of Directors on matters of organizational vision, human capital strategies, total rewards, ethics, and cultural topics with a focus on shareholder value. Ms. Cordeiro was also a member of the Shire Steering Committee responsible for leading the strategic direction and integration for mergers, acquisitions, and divestitures.

Prior to joining Shire in 2011, she was Head of Human Resources for Covansys Corporation (a CSC Company), Clam/Availant, and Elliason Group, and served in various human resources management roles at Teradyne Inc., Avid Technology, Inc., and Sybase Inc. (an SAP company).

Ms. Cordeiro received her Bachelor of Science in Business Administration from Northeastern University.

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Ms. Cordeiro’s education and professional achievements, including experience in life science and biotechnology companies led us to the conclusion that she should be a director.

Christopher McNulty (State of Residence – Massachusetts)

Mr. McNulty is a director of VBI since April 2019. Mr. McNulty has served as our Chief Financial Officer and Head of Business Development since August 2018. Prior to joining the Company, Mr. McNulty served as chief financial officer from March 2017 to May 2018, at InVivo Therapeutics Holdings Corp. (“InVivo”). At InVivo, Mr. McNulty also served and as Senior Vice President, Business Development & Investor Relations, from August 2015 to March 2017, leading InVivo’s business development and partnering activities as well as corporate communications, including investor relations and public relations, as Vice President, Business Development and Investor Relations, from July 2014 to August 2015, and as Vice President, Business Development, from November 2013 to June 2014. Prior to that, Mr. McNulty served at Repligen Corporation, a pharmaceutical and bioprocessing company, from 2010 to 2013, most recently as Senior Director of Business Development, where he spearheaded the acquisition of Novozymes Biopharma Sweden in 2011. From 2009 to 2010, he was Director of Corporate Development at Seventh Sense Biosystems, Inc., a medical device company. From 2006 to 2009, Mr. McNulty served at Genzyme Corporation, a biotechnology company, most recently as Associate Director of Alliance Management and Business Development. Before joining Genzyme, Mr. McNulty held technical roles at Transform Pharmaceuticals, Inc. from 2000 to 2004 and at Cereon Genomics, LLC from 1998 to 2000. Mr. McNulty received his B.S. and M.Eng. degrees in electrical engineering and computer science from the Massachusetts Institute of Technology. He also holds an M.B.A. from Harvard Business School.

Mr. McNulty’s education and professional achievements, including experience in life science and biotechnology companies led us to the conclusion that he should be a director.

Corporate Cease Trade Orders or Bankruptcies

No proposed director of the Company is, as of the date hereof or was within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that:

(a)	was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)	was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer,

(c)	whether or not that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

The foregoing, not being within the knowledge of the Company, has been furnished by the respective directors.

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Penalties or Sanctions

No proposed director of the Company has been subject to:

(a)	any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

The foregoing, not being within the knowledge of the Company, has been furnished by the respective directors.

Indebtedness of Directors and Executive Officers

As at the date of this Proxy Statement, no executive officer, director, employee, former executive officer, director or employee of the Company or any of its subsidiaries, has been indebted to the Company or any of its subsidiaries, either in connection with the purchase of securities or otherwise. No director, executive officer, proposed nominee for election as a director of the Company, or an associate of any such director, executive officer or proposed nominee has been indebted to the Company or any of its subsidiaries or any other entity which indebtedness is or has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

Except as disclosed herein, to the best of our knowledge, none of our directors or executive officers has, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

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Proposal 2

approval of Appointment of INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM, and AUTHORIZATION OF the AUDIT COMMITTEE to set the remuneration OF THE iNDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

VBI’s shareholders approved the appointment of EisnerAmper LLP (“EisnerAmper”) as the independent registered public accounting firm of the Company May 24, 2018 to serve for the ensuing year. EisnerAmper has served as our independent registered public accounting firm since June 7, 2016.

The Board requests that shareholders appoint EisnerAmper as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2019 and to authorize the audit committee to set the remuneration of the independent registered public accounting firm. Even if the selection is approved, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Board determines that such a change would be in the best interest of our shareholders.

In making its recommendation to the Board that shareholders approve the appointment of EisnerAmper as our independent registered public accounting firm until the next annual meeting of shareholders and remuneration to be set by the Audit Committee, the Audit Committee considered whether EisnerAmper’s provision of non-audit services is compatible with maintaining the independence of our independent registered public accounting firm. The Audit Committee pre-approved the audit fees, audit-related fees, tax fees and all other fees described below in accordance with our pre-approval policy and believes such fees are compatible with the independence of EisnerAmper.

Vote Required

The affirmative vote of the holders of Common Shares having a majority of the votes cast by the holders of all Common Shares present or represented and voting on such matter will be required for approval of this proposal.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNTIL THE NEXT ANNUAL MEETING AND AUTHORIZE THE AUDIT COMMITTEE TO SET THE AUDITOR’S REMUNERATION AS DESCRIBED IN THIS PROPOSAL 2.

Pre-approval Policies and Procedures

The Audit Committee is required to review and approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals for the performance of non-audit services, and any such Audit Committee member who pre-approves a non-audit service must report the pre-approval to the full Audit Committee at its next scheduled meeting. The Audit Committee is required to periodically notify the Board of their approvals. The required pre-approval policies and procedures were complied with during 2018, and the audit committee pre-approved all of the fees set forth in the table above.

The Audit Committee engages the Independent Registered Public Accountants to audit the financial statements of the Company. Management approves the tax services that are provided by a separate independent registered public accounting firm. Any audit-related or other services required by an independent registered public accounting firm will be discussed with, and approved by, the Audit Committee as needed. The Audit Committee has determined that this practice is compatible with maintaining the principal accountant’s independence.

Audit and Related Fees

The Company incurred the following fees for services performed by external auditors:

	2018	% Pre- approved by Audit Committee	2017	% Pre- approved by Audit Committee
Audit Fees	$245,100	100%	$307,609	100%
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
	$245,100		$307,609

Audit Fees. The “Audit Fees” are the aggregate fees of EisnerAmper (collectively, our “Auditors”) attributable to professional services rendered for the audit of our annual financial statements and for review of financial statements included in our quarterly reports on Form 10-Q or for services that are normally provided by our Auditors in connection with statutory and regulatory filings or engagements for that fiscal year. These fees include fees billed for professional services rendered by our Auditors for the review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Tax Fees. Our Auditors did not bill us for any professional services rendered for tax compliance, tax advice or tax planning for the fiscal years ended December 31, 2018 and 2017.

All Other Fees. Our Auditors did not perform any services for us or charge any fees other than the services described above for the fiscal year ended December 31, 2018 and 2017.

EisnerAmper LLP Representatives at Annual Meeting

We expect that representatives of EisnerAmper will be present telephonically at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the Annual Meeting.

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DIRECTOR COMPENSATION

The following table provides information concerning compensation awarded to, earned by, or paid to our non-employee directors, (i.e. excludes Jeffrey Baxter), during the year ended December 31, 2018. Blaine McKee, Joanne Cordeiro and Christopher McNulty were appointed as directors in 2019, and therefore did not receive any director compensation during the year ended December 31, 2018. Except as set forth in the table below, none of our directors received compensation during the fiscal year ended December 31, 2018 for services provided as a director except reimbursement of ordinary and reasonable expenses incurred in exercising their responsibilities and duties as a director.

All dollar amounts disclosed in this section are in US Dollars.

Name of Director	Year	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)		Total ($)
Steven Gillis, Ph.D.	2018	$73,667	$419,000	-		$492,667
Michel De Wilde, Ph.D.	2018	41,333	314,250	9,775	(4)	365,358
Adam Logal(7)	2018	37,500	314,250	-		351,750
Tomer Kariv(6)	2018	32,000	319,500			351,500
Scott Requadt (8)	2018	34,500	314,250	-		348,750
Steven D. Rubin(7)	2018	33,333	314,250	-		347,583
Sam Chawla (3)	2018	-	-	2,500		2,500
Ran Nussbaum (5)	2018	2,500	-	-		2,500

(1)	The amounts reported represent the aggregate grant date fair value of the awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 — Compensation — Stock Compensation (“ASC 718”), with the exception that the amount shown assumes no forfeitures. Assumptions used in the calculation of these amounts are included in “Note 2. Significant Accounting Policies — Stock-Based Compensation” and “Note 11. Stockholders’ Equity and Additional Paid-In Capital” to our audited financial statements for the fiscal year ended December 31, 2018 included in the 2018 Annual Report.

(2)	An option to purchase 100,000 common shares for the Chairman of the Board and 75,000 common shares for all other Directors was granted during the year ended December 31, 2018.

(3)	Mr. Chawla resigned as director as of January 23, 2018. At the request of Mr. Chawla, we donated the cash compensation earned by Mr. Chawla for his services as a director to a charitable institution.

(4)	Dr. De Wilde received $9,775 in compensation for his role as a Senior Scientific Advisor, managing and participating in each of the Company’s three Scientific Advisory Boards.

(5)	Mr. Nussbaum resigned as director as of January 23, 2018, at which point Mr. Kariv joined the Board.

(6)	Mr. Kariv was appointed to the Board on January 23, 2018.

(7)	Messrs. Rubin and Logal resigned as director as of October 17, 2018.

(8)	Mr. Requadt resigned as a director as of March 31, 2019

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2018 Non-Employee Director Compensation Program

The compensation for the non-employee directors for the year ended December 31, 2018, as approved by our Board is summarized below:

Annual Cash Compensation

Position	Cash retainer amount

Chairman of the Board	$55,000
Member of the Board (Non-Chairman)	$30,000
Audit Committee - Chair	$15,000
Compensation Committee - Chair	$10,000
Nominating and Governance Committee - Chair	$7,000
Audit Committee - Member	$7,000
Compensation Committee - Member	$5,000
Nominating and Governance Committee – Member	$3,000

Equity Compensation

On January 23, 2018, our Board authorized the grant of options to our non-employee directors, pursuant to the terms of the VBI Vaccines Inc. Incentive Plan (the “2016 Plan”) and subject to compliance with applicable federal, provincial and state securities laws. See “Equity Compensation Plan Information— Stock Option Plans—2016 VBI Equity Incentive Plan” below.

The following table shows all options granted to our non-employee directors in 2018:

	Shares Subject to		Exercise		Fair Value on
Name	Options	Grant Date	Price	Expiration	Grant Date	Vesting

Steve Gillis	100,000	23-Jan-18	$4.19	23-Jan-28	$419,000	Monthly over 36 mos
Michel De Wilde	75,000	23-Jan-18	$4.19	23-Jan-28	$314,250	Monthly over 36 mos
Tomer Kariv	75,000	23-Jan-18	$4.26	23-Jan-28	$319,500	Monthly over 36 mos
Adam Logal	75,000	23-Jan-18	$4.19	23-Jan-28	$314,250	Monthly over 36 mos
Scott Requadt	75,000	23-Jan-18	$4.19	23-Jan-28	$314,250	Monthly over 36 mos
Steve Rubin	75,000	23-Jan-18	$4.19	23-Jan-28	$314,250	Monthly over 36 mos

Consulting Agreements with Former Directors

See “Certain Relationships and Related Transactions” for description of the consulting agreements entered into with former directors Steve Rubin and Adam Logal on January 4, 2019. Messrs. Rubin and Logal resigned as director as of October 17, 2018.

Director on Scientific Advisory Board

By agreement dated April 19, 2018, Dr. De Wilde was retained by the Company to lead and participate in meetings of scientific advisory boards which were established by the Company to advise on clinical development of vaccine candidates in three therapeutic areas: Hepatitis B, Cytomegalovirus, and immuno-oncology targeting glioblastoma multiforme. Pursuant to the agreement, Dr. De Wilde is to review documentation, papers and data regarding the Company’s vaccine candidates, and act as a liaison between the three scientific advisory boards and the Board. As consideration, the Company paid $1,000 as signing fee upon execution of the agreement and agreed to pay an hourly rate of $650.00 per hour (to be reduced to $325.00 for travel time). The initial term of the agreement is one year, but it may be renewed upon the written agreement of the Company and Dr. De Wilde. This agreement may be terminated by either party for any reason at any time upon 5 days’ notice.

Continuing Education of Directors

We are committed to supporting the continuing education of our directors on relevant matters. The Nominating and Governance Committee of the Board will decide on a case-by-case basis the appropriate level and frequency of support to provide. Regular briefings regarding issues affecting the company are included as part of the discussion at monthly Board meetings. Additional educational opportunities (e.g. conferences, educational seminars, or industry events) are assessed if and when they are brought to the Nominating and Governance Committee by Directors.

Directors’ and Officers’ Liability Insurance

We currently have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance also insures us against losses which we may incur in indemnifying our officers and directors. In addition, we have entered into indemnification agreements with key officers and directors and such persons shall also have indemnification rights under applicable laws, and our Articles.

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Executive Officers

The following table sets forth the names and ages of all of our executive officers as of April 23, 2019. Our executive officers are appointed by, and serve at the pleasure of, the Board.

Name	Age	Position

Jeffrey R. Baxter, FCMA	57	President and Chief Executive Officer, Director

David E. Anderson, Ph.D.	49	Chief Scientific Officer

Francisco Diaz-Mitoma, M.D., Ph.D.	64	Chief Medical Officer

Christopher McNulty	42	Chief Financial Officer and Head of Business Development, Director

Nell Beattie	31	Chief Business Officer

Avi Mazaltov	57	Global Head of Manufacturing and SciVac General Manager

Biographical information with respect to our executive officers is provided below. There are no family relationships among any of our directors, executive officers or persons nominated to become a director.

Jeffrey R. Baxter, FCMA – President, Chief Executive Officer and Director

Mr. Baxter’s biography is included in the discussion of Proposal 1 above.

David E. Anderson, Ph.D. – Chief Scientific Officer

Dr. Anderson has served as our Chief Scientific Officer since May 6, 2016 and as VBI DE’s Chief Scientific Officer since August 2015 and as VBI US’s Vice President of Immunology/Research since joining VBI US full time in 2009 from Harvard Medical School, where he held a position as Assistant Professor. Dr. Anderson is an immunologist with expertise in the areas of vaccine development, autoimmunity and tumor immunology. As a co-founder of Variation Biotechnologies, Inc. a Canadian company and the wholly-owned subsidiary of VBI US (“VBI Cda”), Dr. Anderson is an inventor on many of VBI’s patents and actively manages VBI’s research operation. Dr. Anderson holds a Ph.D. from Harvard University and a B.S. from the University of California, Davis.

Francisco Diaz-Mitoma, M.D. Ph.D. F.R.C.P.C. – Chief Medical Officer

Dr. Diaz-Mitoma has served as our Chief Medical Officer since February 2016 through his medical professional services corporation. He is a board-certified medical microbiologist and medical scientist who most recently served as a professor of the Northern Ontario School of Medicine (“NOSM”). While in this position, Dr. Diaz-Mitoma was Vice President of Research at Health Sciences North and founder of the Advanced Medical Research Institute of Canada (“AMRIC”) and served as its Chief Executive Officer, Chief Scientist and board secretary from June 2011 to November 2015. AMRIC (now known as Health Sciences North Research Institute) is focused on translational medical and vaccine development research. From June 2011 to November 2015 he was also a board member of the Northern Ontario Cancer Foundation. Prior to joining the faculty at the NOSM, Dr. Diaz-Mitoma was a professor of Pediatrics, Pathology, Laboratory Medicine, and Microbiology at the University of Ottawa. While in this position, he founded the Vaccine and Infectious Disease Centre at the Children’s Hospital of Eastern Ontario (“CHEO”), a pediatric health and research center. Dr. Diaz-Mitoma received his medical degree from the University of Guadalajara, completed fellowship training in Infectious Diseases at the University of Manitoba, and earned a Ph.D. in Virology from the University of Alberta. Dr. Diaz-Mitoma has also served as a director of Bowhead Health, Inc., a Medical device and medical data management Canadian company since January 2016.

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Christopher McNulty – Chief Financial Officer and Head of Business Development

Mr. McNulty’s biography is included in the discussion of Proposal 1 above.

Nell Beattie – Chief Business Officer

Ms. Beattie has served as our Chief Business Officer since September 2017 and prior to that as Director, Corporate Development and Investor Relations since June 2015. She joined the Company after completing her M.B.A at the Tuck School of Business at Dartmouth College. Prior to receiving her M.B.A., she was a consultant at Artisan Healthcare Consulting, where she worked with pharmaceutical and biotechnology companies to develop financial and strategic analyses to support corporate and business development efforts, pre-launch and commercialization planning, and portfolio prioritization initiatives. Ms. Beattie also holds a B.A. from Dartmouth College.

Avi Mazaltov – Global Head of Manufacturing and SciVac General Manager

Mr. Mazaltov has served as our Global Head of Manufacturing since May 2017. Mr. Mazaltov is an operations executive with broad experience across industries in defining, managing, and optimizing manufacturing and supply chain activities. Mr. Mazaltov joined VBI in 2017 from Omrix Biopharmaceuticals (a Johnson & Johnson company). At Omrix, Mr. Mazaltov was responsible for Biosurgery operations in Israel and was a member of the Biosurgery leadership team. Prior to joining Omrix, Mr. Mazaltov led the Operations and Infrastructures division of Alvarion Technologies. Prior to Alvarion, Mr. Mazaltov held various high-ranking operational roles at Teva Pharmaceuticals, including Director, Global Manufacturing and Plant Manager, Kfar Saba, where he managed a production facility with 1,000+ employees. Mr. Mazaltov holds a B.Sc. in Production Management from Ben Gurion University of the Negev, Israel.

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Executive Compensation

All dollar amounts disclosed in this section are in US Dollars.

Compensation Philosophy and Process

The responsibility for establishing, administering, and interpreting our policies governing the compensation and benefits for our executive officers lies with our Compensation Committee and our Board. During the review of named executive officer compensation for 2018, the Compensation Committee did not retain the services of any compensation consultants.

The goals of our executive compensation program are to attract, motivate, and retain individuals with the skills and qualities necessary to support and develop our business within the framework of our size and available resources. We have designed our executive compensation program to achieve the following objectives:

●	attract and retain executives experienced in developing and delivering products such as our own;
●	motivate and reward executives whose experience and skills are critical to our success;
●	reward performance; and
●	align the interests of our executive officers and shareholders by motivating executive officers to increase shareholder value.

Role of Management in Determining Compensation

The accountability for decisions on executive remuneration is within the mandate of the Compensation Committee, but management also has a key role in helping support the Compensation Committee in fulfilling its obligations. For example, the Chief Executive Officer makes recommendations to the Compensation Committee regarding executive officer base salary adjustments, stock-based grants, and discretionary bonuses. The Compensation Committee reviews the basis for these recommendations and is able to exercise its discretion to modify any of the recommendations prior to making its recommendations to our Board. The Chief Executive Officer does not make a recommendation to the Compensation Committee with respect to his own remuneration package.

Role of Shareholders in Determining Compensation

On June 22, 2017, the shareholders voted in favor of holding a shareholder advisory vote on the Board’s approach to executive compensation every three years. The last such vote having taken place at the 2017 Annual Meeting, the next advisory vote on this matter and the frequency of such advisory vote is set to take place at the Company’s Annual Meeting in 2020.

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Summary Compensation Table for 2018 and 2017

The following summary compensation table and narrative disclosure sets forth information regarding all compensation awarded to, earned by, or paid to our named executive officers, which consist of (a) any persons who served as our principal executive officer during any part of 2018; (b) each of our two most highly compensated executive officers other than our principal executive officer who served as executive officers at the end of 2018; and (c) up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the person was not serving as our executive officer at the end of the fiscal year ended December 31, 2018.

Name and principal position	Year	Salary ($)		Bonus ($)		Stock awards ($)(1)		Option awards ($)(1)		All other compensation ($)		Total ($)
Jeffrey R. Baxter	2018	$465,000		$254,600		$83,500	(6)	$628,500	(2)	$60,669	(3)	$1,492,269
President and Chief Executive Officer	2017	$450,000		$241,750		$-		$75,800	(2)	$58,494	(4)	$826,044

Francisco Diaz-Mitoma	2018	$406,935	(5)	$123,953	(5)	-		$426,000	(7)	-		$956,888
Chief Medical Officer	2017	$395,600	(5)	$87,230	(5)	$97,125	(7)	$69,000	(7)	-		$648,955

David E. Anderson	2018	$330,000		$126,640		$41,750	(9)	$419,000	(2)	$4,500	(8)	$921,890
Chief Scientific Officer	2017	$320,000		$120,560		-		$75,800	(2)	$4,500	(8)	$520,860

(1)	The amounts reported represent the aggregate grant date fair value of the awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 — Compensation — Stock Compensation (“ASC 718”), with the exception that the amount shown assumes no forfeitures. Assumptions used in the calculation of these amounts are included in “Note 2. Significant Accounting Policies — Stock-Based Compensation” and “Note 11. Stockholders’ Equity and Additional Paid-In Capital” to our audited financial statements for the fiscal year ended December 31, 2018 included in the 2018 Annual Report.

(2)	This amount reflects the aggregate grant date fair value for this award and does not correspond to the actual value that may be recognized by the individual upon option exercise. The grant date fair value of the stock options is based on the official NASDAQ closing price on the date of grant.

(3)

This amount relates to $54,544 associated with an apartment in Cambridge, Massachusetts for Mr. Baxter from January to December 2018; and a contribution in the amount of $6,125 made by the Company to the 401(k) plan for allocation to Mr. Baxter.

(4)	This amount relates to $52,494 associated with an apartment in Cambridge, Massachusetts for Mr. Baxter from January to December 2017; and a contribution in the amount of $6,000 made by the Company to the 401(k) plan for allocation to Mr. Baxter.

(5)	Salary and bonus were received in CAD$ and have been converted into U.S. dollars using the average exchange rate for the applicable period. The average exchange rate for the twelve-month period ended December 31, 2018 and 2017 were CAD$ 1.26 and CAD $1.25 per dollar, respectively.

(6)	Includes 50,000 Restricted Share Units which were earned for the year ended December 31 2018, but approved on January 31, 2019 and vested immediately. Value is computed by multiplying the number restricted share units by $1.67, which was the closing market price of our common shares on January 31, 2019.

(7)	This amount reflects the aggregate grant date fair value for this award and does not correspond to the actual value that may be recognized by the individual upon option exercise. The assumptions used to determine the grant date fair value is based on the average NASDAQ VWAP for the five days prior to the date of grant.

(8)	This amount relates to a contribution in the amount of $4,500 made by the Company to the 401(k) plan for allocation to Dr. Anderson.

(9)	Includes 25,000 Restricted Share Units which were earned for the year ended December 31 2018, but approved on January 31, 2019 and vested immediately. Value is computed by multiplying the number restricted share units by $1.67, which was the closing market price of our common shares on January 31, 2019.

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Effective January 1, 2015, our wholly-owned subsidiary, VBI DE adopted a 401(k) profit sharing plan (the “401(k) Plan”), which covers its eligible employees, including our U.S-located named executive officers. The 401(k) Plan allows participants to defer a portion of their annual compensation, subject to certain limitations imposed by the Internal Revenue Code of 1986, as amended. The employees’ elective deferrals are immediately vested and nonforfeitable upon contribution to the 401(k) Plan. The Company may elect to match a participant’s contributions, subject to certain other limits, at its discretion. The Company’s matching contributions are immediately vested.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Jeffrey R. Baxter, FCMA

Mr. Baxter serves as our President and Chief Executive Officer pursuant to an employment agreement dated May 8, 2014. Mr. Baxter received an annual salary in the amount of $465,000 and $450,000 for 2018 and 2017, respectively. Mr. Baxter’s annual salary for 2019 is $500,000. Mr. Baxter may be eligible for options or other equity instruments to purchase or otherwise acquire Common Shares in the Board’s discretion. Any outstanding options shall accelerate fully if he is terminated without cause, is terminated during the period that begins when negotiations with an unrelated third party for a Change of Control (as defined in the employment agreement) begin and ends on the 12-month anniversary of the closing of the Change of Control transaction or terminates his employment for Good Reason (as defined in the employment agreement). Mr. Baxter is eligible to be considered for an annual cash bonus of up to 50% of his then applicable base salary based on his meeting certain performance objectives, and if he is dismissed from employment by the Company for any reason other than “cause,” the Company is obligated to pay him severance compensation equal to six months base salary plus one month base salary for every full year of service post-PLCC Merger, as defined below, up to a maximum of 12 months.

For purposes of this proxy statement, “PLCC Merger” means the merger completed on July 25, 2014 by VBI US with VBI Acquisition Corp. (“Merger Sub”), a Delaware corporation and wholly-owned subsidiary of VBI DE, whereby Merger Sub merged with and into VBI US, with VBI US continuing as the surviving corporation. As a result of the PLCC Merger, VBI US was acquired by, and became a wholly-owned subsidiary of VBI DE and VBI DE changed its name to VBI Vaccines Inc. and then subsequently changed its name to VBI Vaccines (Delaware) Inc. on July 19, 2016.

Mr. Baxter’s employment with the Company may be terminated at any time by the Company with Cause or without Cause (as defined in the employment agreement).

On January 23, 2018, our Board granted Mr. Baxter options to buy 150,000 Common Shares pursuant to the 2016 Plan, at an exercise price per share equal to $4.19 which are governed by that certain option agreement, dated March 1, 2018. Such options vest and become exercisable in 36 equal monthly installments beginning on the first day of the month following the grant date, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the Option Agreement.

On January 31, 2019, our Board granted Mr. Baxter options to buy 450,000 Common Shares pursuant to the 2016 Plan, at an exercise price per share equal to $1.67, which are governed by that certain option agreement, dated January 31, 2019, and 50,000 restricted share units, which vested immediately upon grant, pursuant to the 2016 Plan [and that certain restricted share unit agreement dated January 31, 2019. The options vest and become exercisable in 36 equal monthly installments beginning on the first day of the month following the grant date, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement. Each restricted share unit represents the right to receive, at settlement, one common share, at a price of $1.67.

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Francisco Diaz-Mitoma, M.D., Ph.D.

Dr. Diaz-Mitoma serves as our Chief Medical Officer and provides consulting services in connection with the evaluation of Hepatitis B, glioblastoma and cytomegalovirus vaccines, including clinical, Chemistry, Manufacturing, and Controls (CMC) and regulatory aspects and development plans, pursuant to a consulting agreement between VBI Cda and F. Diaz-Mitoma Professional Corporation, dated July 1, 2016 (the “Consulting Agreement”). The initial term of the Consulting Agreement was until December 31, 2016. Pursuant to an amendment to the Consulting Agreement, dated March 29, 2017 (the “First Amendment”), effective January 1, 2017, (i) the term of the Consulting Agreement was extended until December 31, 2017, constituting a one-year term, (ii) the cash consulting fee was CAD $41,080 per month and (iii) VBI Cda agreed to pay a performance-based bonus for 2016 services equal to USD $115,733. In addition, VBI Cda agreed to cause the Company to issue Dr. Diaz-Mitoma, as the designee of his professional corporation, pursuant to the 2016 Plan, (a) 12,500 common shares of the Company and (b) 20,000 stock options to purchase common shares of the Company, subject to the terms and conditions of the applicable option agreement. The options were granted on January 26, 2017. The Board authorized the Company to issue a further 12,500 common shares to Dr. Diaz-Mitoma on June 22, 2017.

On January 23, 2018, VBI Cda further amended the Consulting Agreement, effective January 1, 2018 (the “Second Amendment”). Pursuant to the Second Amendment, (i) the term of the Consulting Agreement was extended until December 31, 2018, constituting an additional one-year term; (ii) the cash consulting fee was increased from CAD $41,080 to CAD $42,257 per month; and (iii) VBI Cda agreed to pay a performance-based bonus for 2017 services equal to CAD $108,697.30. In addition, VBI Cda agreed to cause the Company to issue Dr. Diaz-Mitoma, as the designee of his professional corporation, pursuant to the 2016 Plan, 100,000 options to purchase Common Shares, subject to the terms and conditions of the applicable option agreement. The options were granted on January 23, 2018, at an exercise price per share equal to $4.255, which are governed by that certain option agreement, dated January 23, 2018. Such options vest and become exercisable in 36 equal monthly installments beginning on the first day of the month following the grant date, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement.

On January 31, 2019 VBI Cda further amended the Consulting Agreement, effective January 1, 2019 (the “Third Amendment”). Pursuant to the Third Amendment, (i) the term of the Consulting Agreement was extended until December 31, 2019, constituting an additional one-year term; (ii) the cash consulting fee was increased from CAD $42,257 per month to CAD $43,350 per month; and (iii) VBI Cda agreed to pay a performance-based bonus for 2018 services equal to CAD $156,181. In addition, VBI Cda agreed to cause the Company to issue Dr. Diaz-Mitoma, as the designee of his professional corporation, pursuant to the 2016 Plan, 300,000 options to purchase Common Shares, subject to the terms and conditions of the applicable option agreement. The options were granted on January 31, 2019, at an exercise price per share equal to $1.64, which are governed by that certain option agreement, dated January 31, 2019. Such options vest and become exercisable in 36 equal monthly installments beginning on the first day of the month following the grant date, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement.

Either VBI Cda or F. Diaz-Mitoma Professional Corporation may terminate the Consulting Agreement at any time upon 5 days’ prior written notice for any reason, and immediately upon certain breach that remains uncured for a set period of time after receipt of notice of such breach.

David E. Anderson, Ph.D.

Dr. Anderson serves as our Chief Scientific Officer pursuant to a revised employment agreement dated May 8, 2014. Pursuant to this agreement, Dr. Anderson received an annual salary in the amount of $330,000 and $320,000 for 2018 and 2017, respectively. Dr. Anderson’s annual salary for 2019 is $360,000. Dr. Anderson may be eligible for options or other equity instruments to purchase or otherwise acquire Common Shares in the Board’s discretion. Any outstanding options shall accelerate fully if he is terminated without cause, is terminated during the period that begins when negotiations with an unrelated third party for a Change of Control (as defined in the employment agreement) begin and ends on the 12-month anniversary of the closing of the Change of Control transaction or terminates his employment for Good Reason (as defined in the employment agreement). Dr. Anderson is eligible to be considered for an annual cash bonus of up to 35% of his then applicable base salary based on his meeting certain performance objectives, and if he is dismissed from employment by the Company for any reason other than “cause,” the Company is obligated to pay him severance compensation equal to six months base salary plus one month base salary for every full year of service post-PLCC Merger up to a maximum of 12 months.

Dr. Anderson’s employment with the Company may be terminated at any time by the Company with Cause or without Cause (as defined in the employment agreement).

On January 23, 2018, our Board granted Dr. Anderson options to buy 100,000 Common Shares pursuant to the 2016 Plan, at an exercise price per share equal to $4.19, which are governed by that certain option agreement, dated March 1, 2018. Such options vest and become exercisable in 36 equal monthly installments beginning on the first day of the month following the grant date, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement.

On January 31, 2019, our Board granted Dr. Anderson options to buy 300,000 Common Shares pursuant to the 2016 Plan, at an exercise price per share equal to $1.67, which are governed by that certain option agreement, dated March 1, 2018, and 25,000 restricted share units, which vested immediately upon grant, pursuant to the 2016 Plan [and that certain restricted share unit agreement dated January 31, 2019. The options vest and become exercisable in 36 equal monthly installments beginning on the first day of the month following the grant date, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement. Each restricted share unit represents the right to receive, at settlement, one common share, at a price of $1.67.

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Potential Payment Upon Termination

If Mr. Baxter or Dr. Anderson are terminated without cause, the termination is a change of control termination, or the termination is by such officer for good reason, then such officer shall be entitled to payments of their respective base salary and properly documented expense reimbursement that had accrued but had not been paid prior to the date of such termination, payments for any accrued but unused vacation time, and payments of severance. Severance payment is a lump sum payment equal to six months of base salary (at the rate in effect on the date of termination) plus an additional one month’s payment of base salary for each full year served by such officer since July 25, 2014. The obligation of the Company to make severance payments is subject to the officer signing a general release of claims as set out in the agreement, and the officer’s compliance with the confidentiality, non-competition, and cooperation provisions of the agreement.

Unless otherwise agreed by the Board, other staff members would be entitled to severance upon termination of employment pursuant to the respective subsidiary’s severance policy and applicable law. The VBI DE employees are at will and VBI Cda’s policy provides for 1 week of termination pay for each completed year of service. The Company’s wholly owned subsidiary, SciVac Ltd (“SciVac”) has liability for severance pay which is calculated in accordance with Israeli law based on the most recent salary paid to employees and the length of employment in the Company. The Company records its obligation with respect of SciVac employee severance payments as if it was payable at each balance sheet date (the “shut-down method”). The Company’s liability is funded through individual insurance policies purchased from outside insurance companies, which are not under the Company’s control.

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Outstanding Equity Awards at Fiscal Year End

The following table provides information about equity awards granted to our named executive officers that were outstanding on December 31, 2018.

Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Exercise Price ($)		Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Jeffrey R. Baxter, FCMA	116,420	(1)	—	$5.06		11/13/2019	(2)	—		—
	19,771	(2)	—	$2.50		3/29/2022	(2)	—		—
	15,306	(2)	—	$2.50		4/2/2022	(2)	—		—
	392,089	(3)	—	$4.13		7/25/2024	(3)	—		—
	133,302	(2)	22,760	$4.93		7/30/2025	(2)	—		—
	9,583	(2)	10,417	$3.79		1/26/2027	(2)	—		—
	—		—	—		—		31,250	(4)	50,000	(5)
	45,833	(7)	104,167	4.19		1/23/2028	(7)

David E. Anderson, Ph.D.	7,471	(2)	—	$5.06		1/21/2019	(2)	—		—
	26,786	(2)	—	$2.50		3/29/2022	(2)	—		—
	15,306	(2)	—	$2.50		4/2/2022	(2)	—		—
	172,809	(3)		$4.13		7/25/2024	(3)	—		—
	99,976	(2)	17,070	$4.93		7/30/2025	(2)	—		—
	9,583	(2)	10,417	$3.79		1/26/2027	(2)	—		—
	—		—	—		—		21,875	(6)	35,000	(5)
	30,555	(7)	69,445	4.19		1/23/2028	(7)

Francisco	9,583	(2)	10,417	$3.61	(8)	1/26/2027	(2)	—		—
Diaz-Mitoma, M.D., Ph.D.	30,555	(7)	69,445	$3.89	(8)	1/23/2028	(7)	—		—

(1)	25% of options vest on September 14, 2010 and then monthly over the remaining 36 months. Grant dates are ten years prior to expiration date.

(2)	Options vest monthly over 48 months. Grant dates are ten years prior to expiration date.

(3)	Options vest monthly over 48 months and expire 10 years after the PLCC Merger date, which was July 25, 2014. The grant date was April 24, 2014.

(4)	Represents the unvested portion of the 125,000 restricted share units granted on June 14, 2016, 25% of which vested immediately and the remainder vest 25% per year over the three years on the anniversary date of the grant

(5)	Computed by multiplying the number of non-vested restricted share units by $1.60, which was the closing market price of our common shares on December 31, 2018

(6)	Represents the unvested portion of the 87,500 restricted share units granted on June 14, 2016, 25% of which vested immediately and the remainder vest 25% per year over the three years on the anniversary date of the grant

(7)	Options vest monthly over 36 months and expire 10 years after the grant date.

(8)	Exercise price is in CAD, US dollar equivalent is shown using the closing foreign exchange rate on December 31, 2018 and December 29, 2017, which was CAD $1.36 per dollar and CAD $1.25 per dollar, respectively.

For summary of the material terms of the Company’s equity incentive plans, see “Equity Compensation Plan Information— Stock Option Plans” below.

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Security Ownership Of Certain Beneficial OWNERS And Management

This section sets forth certain information with respect to the beneficial ownership of our Common Shares as of April 23, 2019 for:

●	each of our directors;

●	each of our named executive officers;

●	all of our directors and executive officers as a group; and

●	each shareholder known by us to be the beneficial owner of more than 5% of our outstanding Common Shares.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the following table have sole voting and investment power with respect to all Common Shares that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 97,661,887 Common Shares outstanding at April 23, 2019. In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all Common Shares subject to options or other convertible securities held by that person or entity that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of April 23, 2019. We did not deem these Common Shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the following table is c/o VBI Vaccines Inc., 222 Third Street, Suite 2241, Cambridge, Massachusetts 02142.

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Names and Address of Beneficial Owner	Number of Common Shares Beneficially Owned		% of Common Shares Owned
Directors and Named Executive Officers:
Tomer Kariv - Director(2)	4,329,208		4.4%
Steven Gillis, Ph.D. - Chairman of the Board (1)	3,288,509		3.4%
Jeffrey R. Baxter, FCMA – President, Chief Executive Officer, and Director(3)	1,135,732		1.2%
David E. Anderson, Ph.D. – Chief Scientific Officer(4)	564,722		*
Francisco Diaz-Mitoma, M.D., PhD – Chief Medical Officer(5)	395,186		*
Michel De Wilde, Ph.D. - Director (6)	153,595		*
Christopher McNulty – Chief Financial Officer and Head of Business Development, and Director (15)	58,333		*
Blaine McKee, Ph.D. - Director(7)	33,333		*
Joanne Cordeiro - Director(14)	11,111		*

All Directors and Executive Officers as a Group (11 persons)(8)	10,208,397		10.5%

More than 5% Owners:
Perceptive Advisors LLC(9)	25,700,263	(10)	26.3%
OPKO Health Inc. (11)	6,678,751		6.8%
BVF Inc. (12)	5,216,857	(13)	5.4%

* Less than one percent

(1)	Includes 65,666 Common Shares and 196,786 Common Shares issuable upon vesting of Restricted Share Units and exercise of an option to purchase Common Shares exercisable within 60 days of April 23, 2019. Also includes 3,026,057 Common Shares held of record by ARCH Venture Fund VI, L.P. (“ARCH VI”). ARCH Venture Partners VI, L.P. (the “ARCH GPLP”), as the sole general partner of ARCH VI, may be deemed to beneficially own certain of the shares held of record by ARCH VI. ARCH GPLP disclaims beneficial ownership of all shares held of record by ARCH VI in which ARCH GPLP does not have an actual pecuniary interest. ARCH Venture Partners VI, LLC (the “ARCH GPLLC”), as the sole general partner of ARCH GPLP, may be deemed to beneficially own certain of the shares held of record by ARCH VI. ARCH GPLLC disclaims beneficial ownership of all shares held of record by ARCH GPLP in which ARCH GPLLC does not have an actual pecuniary interest. Steven Gillis owns an interest in ARCH GPLP but does not have voting or investment control over the shares held by ARCH VI and disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

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(2)	Includes 55,555 Common Shares issuable upon exercise of an option to purchase Common Shares exercisable within 60 days of April 23, 2019. Also includes (i) 1,744,969 Common Shares and 271,269 Common Shares underlying warrants that are currently exercisable or exercisable within 60 days of April 23, 2019, held of record by Pontifax (Israel) IV Limited Partnership, (ii) 849,519 Common Shares and 132,064 Common Shares underlying warrants that are currently exercisable or exercisable within 60 days of April 23, 2019. held of record by Pontifax (Cayman) IV Limited Partnership, (iii) 943,451 Common Shares and 146,667 Common Shares underlying warrants that are currently exercisable or exercisable within 60 days of April 23, 2019. held of record by Pontifax (China) IV Limited Partnership, and (iv) 185,714 Common Shares held of record by Pontifax Late Stage Fund Limited Partnership. Pontifax IV GP L.P. is the general partner of each of the Pontifax Entities, and Pontifax Management 4 G.P. (2015) Ltd. is the general partner of Pontifax IV GP L.P. Mr. Kariv is one of the managing partners of the Pontifax Entities and one of the directors and shareholders of Pontifax Management 4 G.P. (2015) Ltd. By virtue of this relationship, Mr. Kariv may be deemed to share voting and dispositive power with respect to the Common Shares held by the Pontifax Entities. Mr. Kariv disclaims beneficial ownership of such Common Shares, except to the extent of his pecuniary interest therein.

(3)	Includes 283,005 Common Shares and 852,727 Common Shares issuable upon vesting of Restricted Share Units and exercise of an option to purchase Common Shares exercisable within 60 days of April 23, 2019.

(4)	Includes 126,334 Common Shares and 438,388 Common Shares issuable upon vesting of Restricted Share Units and exercise of an option to purchase Common Shares exercisable within 60 days of April 23, 2019.

(5)	Includes 305,743 Common Shares and 89,443 Common Shares issuable upon exercise of an option to purchase Common Shares exercisable within 60 days of April 23, 2019.

(6)	Includes 37,500 Common Shares and 116,095 Common Shares issuable upon vesting of Restricted Share Units and exercise of an option to purchase Common Shares exercisable within 60 days of April 23, 2019.

(7)	Comprised of 33,333 Common Shares issuable upon exercise of an option to purchase Common Shares exercisable within 60 days of April 23, 2019.

(8)

Includes 7,809,110 Common Shares and 1,849,287 Common Shares issuable upon vesting of Restricted Share Units and exercise of options and 550,000 Common Shares issuable upon exercise of warrants to purchase Common Shares exercisable within 60 days of April 23, 2019.

(9)	The address for Perceptive Advisors LLC is 51 Astor Place 10th floor New York NY 10003.

(10)	Includes 23,631,439 Common Shares held by Perceptive Life Sciences Master Fund Ltd. (the “Master Fund”), and 2,068,824 Common Shares issuable upon exercise of warrants to purchase Common Shares exercisable within 60 days of April 23, 2019, held by Perceptive Credit. Perceptive Advisors LLC serves as the investment manager of Master Fund and Perceptive Credit and may be deemed to beneficially own the securities directly held by the Master Fund, and the Perceptive Credit.

(11)	The address for OPKO Health Inc. is 4400 Biscayne Boulevard, Miami, FL 33137.

(12)	The address for BVF Inc. is 44 Montgomery St., 40th Floor, San Francisco, California 94104.

(13)

Includes (i) 2,408,786 Common Shares held of record by Biotechnology Value Fund, L.P, (“BVF”), (ii) 1,888,968 Common Shares held of record by Biotechnology Value Fund II, L.P. (“BVF II”), and (iii) 414,864 Common Shares and held of record by Biotechnology Value Trading Fund OS LP (“BVF OS”). BVF Inc. is the general partner of BVF Partners L.P, which is the general partner of BVF and BVF II and the investment manager of BVF OS and the sole member of BVF Partners OS Ltd., the general partner of BVF OS. The remaining 504,239 are held in the Partners managed accounts.

(14)	Comprised of 11,111 Common Shares issuable upon exercise of an option to purchase Common Shares exercisable within 60 days of April 23, 2019.

(15)	Includes 25,000 Common Shares and 33,333 Common Shares issuable upon exercise of an option to purchase Common Shares exercisable within 60 days of April 23, 2019.

36

Certain Relationships And Related Transactions

SEC regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. Canadian securities laws have similar disclosure requirements under Item 11 - Interests of Informed Persons in Material Transactions (“Item 11”) under Form 51-102F5 – Information Circular of the CSA. Under SEC regulations, a related person is: (i) an executive officer, director or director nominee, (ii) a beneficial owner of more than 5% of our Common Shares, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our Common Shares, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control.

For the disclosure on the review, approval or ratification of transactions with related persons, see “Governance of the Company— Review, Approval or Ratification of Transactions with Related Persons” above.

With the exception of the director services and employment agreements described in the sections of this report titled “Proposal 1 – Election of Directors” and “Executive Compensation”, respectively, during the past two fiscal years to the present, there is no transaction in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years and in which any related person (or for the purposes of Item 11, an “informed person”) had or will have a direct or indirect material interest.

On October 26, 2017, the Company entered into a subscription agreement (“Subscription Agreement”) with certain investors relating to the Company’s registered direct offering of 7,475,410 common shares. The Pontifax Entities purchased an aggregate of 2,295,083 common shares in the registered direct offering for a purchase price of US$7.0 million. Pursuant to the terms of the Subscription Agreement, immediately upon closing of the registered direct offering and effective as of October 30, 2017, the Company appointed Ran Nussbaum to the Company’s Board to serve until his successor has been duly elected or appointed and qualified or until his earlier death, resignation or removal in accordance with the Company’s Articles. Effective as of January 23, 2018, Mr. Nussbaum resigned from the Board, and Mr. Kariv was appointed to the Board as Mr. Nussbaum’s successor. Pontifax IV GP L.P. is the general partner of each of the Pontifax Entities, and Pontifax Management 4 G.P. (2015) Ltd. is the general partner of Pontifax IV GP L.P. Mr. Kariv is one of the managing partners of the Pontifax Entities and one of the directors and shareholders of Pontifax Management 4 G.P. (2015) Ltd. By virtue of this relationship, Mr. Kariv may be deemed to share voting and dispositive power with respect to the Common Shares held by the Pontifax Entities. In addition, in connection with the registered direct offering, the Company issued four-year warrants to purchase an aggregate of 550,000 Common Shares at an exercise price of $3.34 per share to the Pontifax Entities. On December 17, 2018, the Pontifax Entities participated in an underwritten public offering purchasing 1,428,571 common shares.

In October 2017, Perceptive Life Sciences Master Fund Ltd. (the “Master Fund”) purchased 3,100,000 Common Shares at a price of $3.05 per share in an underwritten public offering. Perceptive Advisors LLC is a beneficial owner of more than 5% of our Common Shares and serves as the investment manager of Master Fund and may be deemed to beneficially own the securities directly held by the Master Fund. Mr. Chawla, our former director who resigned as of January 23, 2018, was a portfolio manager of Perceptive Advisors LLC, a related entity to Master Fund and Titan-Perc Ltd.

On December 17, 2018, the Company completed an underwritten public offering for a total of 30,665,304 common shares priced at $1.40 per share. As part of this offering, Master Fund purchased an additional 14,285,714 Common Shares. Perceptive Advisors LLC is a beneficial owner of more than 5% of our Common Shares and serves as the investment manager of Master Fund and may be deemed to beneficially own the securities directly held by the Master Fund.

SciVac (Gad Feinstein Rd., P.O. Box 580, Rehovot, Israel 7610303) an Israeli company and a wholly-owned subsidiary of the Company entered into a services agreement with OPKO Biologics Ltd. (16 Ashlagan St., Kiryat Gat, Israel 8211804), a wholly-owned subsidiary of OPKO Health, Inc. (4400 Biscayne Boulevard, Miami, Florida 33137, USA), a more than 5% owner of the issued and outstanding Common Shares, dated as of March 15, 2015 which was amended January 25, 2016, pursuant to which SciVac agreed to provide certain aseptic process filling services to OPKO Biologics, Ltd. The terms of the service agreement are based on market rates and comparable to other non-related party service agreements. During the years ended December 31, 2018 and 2017 the Company generated revenue of approximately $0 and $4,000 respectively, from the service agreement.

On January 4, 2019, the Company entered into a consulting agreement with former director Steven Rubin, pursuant to which Mr. Rubin agreed to provide financial and investor relations advice and consulting services for a term of three months. In consideration for the consulting services the Company (i) extended the expiration date of the period of exercise of stock options to purchase 78,124 common shares previously granted to Mr. Rubin in connection with his prior services as member of the Board, subject to the terms and conditions of the 2016 Plan from January 14, 2019, to October 16, 2019, and (ii) granted 20,000 shares of Restricted Share Units (as such term is defined in the 2016 Plan) to Mr. Rubin, such shares to be vested immediately, subject to the terms and conditions of the 2016 Plan. Mr. Rubin is the Executive Vice President – Administration and a director of OPKO Health, Inc.

On January 4, 2019, the Company entered into a consulting agreement with former director Adam Logal, pursuant to which Mr. Logal agreed to provide financial and investor relations advice and consulting services for a term of three months. In consideration for the consulting services the Company (i) extended the expiration date of the period of exercise of stock options to purchase 59,374 common shares previously granted to Mr. Logal in connection with his prior services as member of the Board, subject to the terms and conditions of the 2016 Plan from January 14, 2019, to October 16, 2019, and (ii) granted 15,000 shares of Restricted Share Units (as such term is defined in the 2016 Plan) to Mr. Logal, such shares to be vested immediately, subject to the terms and conditions of the 2016 Plan. Mr. Logal is Sr. Vice President and Chief Financial Officer of OPKO Health, Inc.

37

EQUITY COMPENSATION PLAN INFORMATION

All dollar amounts disclosed in this section are in US Dollars.

The only equity compensation plan that the Company currently has in place is the 2016 Plan, which was approved by shareholders on May 6, 2016.

Despite the Company’s only active equity compensation plan being the 2016 Plan, options and warrants granted to previous VBI DE option holders and warrant holders are governed under the terms of the VBI DE incentive plans under which they were originally granted.

The table below provides information, as of December 31, 2018, regarding the 2016 Plan, the 2006 VBI US Stock Option Plan (the “2006 Plan”), the 2013 Equity Incentive Plan (the “2013 Plan”), and the VBI Vaccines Inc. 2014 Equity Incentive Plan (the “2014 Plan”) under which our equity securities are authorized for issuance to officers, directors, employees, consultants, independent contractors and advisors.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(3)

Equity compensation plans approved by security holders (1)	1,140,053	$4.09	5,213,166
Equity compensation plans not approved by security holders(2)	2,608,193	$4.16	-
Total	3,748,246	$4.14	5,213,166

(1) This amount includes shares that may be issued in connection with outstanding stock options granted under the 2013 Plan, 2014 Plan and the 2016 Plan.

(2) This amount includes shares that maybe issued in connection with outstanding stock options granted under the 2006 Plan, which VBI DE assumed in connection with the closing of the PLCC Merger.

(3) The number of authorized shares under the 2016 Plan is a rolling incentive plan that sets the number of Common Shares issuable under the 2016 Plan, together with any other security-based compensation arrangement of the Company, at a maximum of 10% of the aggregate Common Shares issued and outstanding on a non-diluted basis at the time of any grant under the 2016 Plan.

As of December 31, 2018, options and stock awards to purchase up 5,253,562 Common Shares have been granted under the 2006 Plan, 2013 Plan, 2014 Plan and the 2016 Plan of which 2,292,112 shares are vested and outstanding.

Equity Compensation Plans

The Company’s stock option plans are approved by and administered by the Board and its Compensation Committee. The Board designates, in connection with recommendations from the Compensation Committee, eligible participants to be included under the plan, and designates the number of options, exercise price and vesting period of the new options.

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2006 VBI US Stock Option Plan

The 2006 Plan was approved by and was previously administered by the VBI US board of directors which designated eligible participants to be included under the 2006 Plan, and designated the number of options, exercise price and vesting period of the new options. The 2006 Plan was not approved by the stockholders of VBI US. The 2006 Plan was superseded by the 2014 Plan (as defined below) following the PLCC Merger and no further options will be issued under the 2006 Plan. As at December 31, 2018, there were 1,140,053 options outstanding and fully vested under the 2006 Plan.

2013 Stock Incentive Plan

The 2013 Plan was approved by and was previously administered by the VBI DE board of directors which designated eligible participants to be included under the 2013 Plan, and designated the number of options, exercise price and vesting period of the new options. The 2013 Plan was approved by the VBI DE shareholders on November 8, 2013. No further options will be issued under the 2013 Plan. As at December 31, 2018, there were 3,460 options outstanding and fully vested under the 2013 Plan.

2014 Equity Incentive Plan

On May 1, 2014, the VBI DE board of directors adopted the 2014 Plan. The 2014 Plan was approved by the VBI DE’s shareholders on July 14, 2014. No further options will be issued under the 2014 Plan. As at December 31, 2018, there were 613,577 options outstanding under the 2014 Plan.

2016 VBI Equity Incentive Plan

The 2016 Plan is a rolling incentive plan that sets the number of common shares issuable under the 2016 Plan, together with any other security-based compensation arrangement of the Company, at a maximum of 10% of the aggregate common shares issued and outstanding on a non-diluted basis at the time of any grant under the 2016 Plan. The 2016 Plan is an omnibus equity incentive plan pursuant to which the Company may grant equity and equity-linked awards to eligible participants in order to promote the success of the Company by providing a means to offer incentives and to attract, motivate, retain and reward persons eligible to participate in the 2016 Plan. Grants under the 2016 Plan include a grant or right consisting of one or more options, stock appreciation rights (“SARs”), restricted share units (“RSUs”), performance share units (“PSUs”), shares of restricted stock or other such award as may be permitted under the 2016 Plan. As at December 31, 2018, there were 1,722,586 options outstanding and 268,570 RSUs unvested under the 2016 Plan.

The principal features of the 2016 Plan are as follows:

Eligible Participants

Eligible participants include individuals employed (including services as a director) by the Company or its affiliates, including a service provider, who, by the nature of his or her position or job is, in the opinion of the Board, in a position to contribute to the success of the Company (“Eligible Persons”).

39

Reservation of Shares

The aggregate number of Common Shares reserved for issuance to any one participant under the 2016 Plan, together with all other security-based compensation arrangements must not exceed 5% of the total number of issued and outstanding Common Shares on a non-diluted basis.

The maximum number of Common Shares (a) issued to insiders within any one-year period; and (b) issuable to insiders at any time, under the 2016 Plan, when combined with all of the Company’s other security-based compensation arrangements, must not exceed 10% of the total number of issued and outstanding Common Shares.

The aggregate number of common shares remaining available for issuance for awards under this plan total 5,213,166 at December 31, 2018.

The source of common shares issued under the various stock option plans are new common shares.

Options and Stock Appreciation Rights

The Company may grant options to Eligible Persons on such terms and conditions consistent with the 2016 Plan. The exercise price for an option must not be less than 100% of the “market price,” as that term is defined in the 2016 Plan, based on the trading price per Common Share, on the date of grant of such option.

With respect to Tandem SARs attached to an option, which allows the holder, upon vesting of the option and Tandem SAR, to choose to exercise the stock appreciation right or to exercise the option, the exercise price is the exercise price applicable to the option (as explained above) to which the Tandem SAR relates, subject to adjustment provisions under the 2016 Plan. For Stand-Alone SARs, a SAR that is granted without reference to any related Company options, the base price must not be less than 100% of the market price on the date of grant of such Stand-Alone SAR. Stock appreciation rights (and in the case of Tandem SARs, the related options) will be settled by payment in cash or Common Shares or a combination thereof, with an aggregate value equal to the product of (a) the excess of the market price on the date of exercise over the exercise price or base price under the applicable stock appreciation right, multiplied by (b) the number of stock appreciation rights exercised or settled. The Company has not issued any SARs under this plan at December 31, 2018 and 2017.

Under the 2016 Plan unless otherwise designated by the Board, 25% of the options will vest on each of the first four anniversaries of the grant date. The term of options will be for a maximum of 10 years, unless exercised or terminated earlier in accordance with the terms of the 2016 Plan or the applicable grant agreement.

Upon a participant’s termination of employment due to death, or in the case of disability: (a) the outstanding options that were granted prior to the year that includes the participant’s death or disability that have not become vested prior to such date will continue to vest and, upon vesting, be exercisable during the 36-month period following such date; and (b) the outstanding options that have become vested prior to the participant’s death or disability will continue to be exercisable during the 36-month period following such date.

In the case of a participant’s termination of employment or contract for services without cause: (a) the outstanding options that have not become vested prior to the participant’s termination will continue to vest and, upon vesting, be exercisable during the 120-day period following such date; and (b) the outstanding options that have become vested prior to the participant’s termination will continue to be exercisable during the 120-day period following such date.

In the case of a participant’s termination due to resignation (including voluntary withdrawal of services by a non-employee participant): (a) the outstanding options that have not become vested prior to the date of notice of resignation will be forfeited and cancelled as of such date; and (b) the outstanding options that have become vested prior to the date of notice of resignation will continue to be exercisable during the 90-day period following such date.

40

In the case of a participant’s termination of employment or contract for services for cause, any and all then outstanding unvested options granted to such participant will be immediately forfeited and cancelled, without any consideration therefor, as of the date such notice of termination is given.

Share Units

The Board may grant share units, which include RSUs and PSUs, to Eligible Persons on such terms and conditions consistent with the 2016 Plan.

The Board will determine the grant value and the valuation date for each grant of share units. The number of share units to be covered by each grant will be determined by dividing the grant value for such grant by the market value of a Common Share as at the valuation date, rounded up to the next whole number.

Share units subject to a grant will vest as specified in the grant agreement governing such grant, provided that the participant is employed on the relevant vesting date. RSUs and PSUs will be settled upon, or as soon as reasonably practicable following the vesting thereof, subject to the terms of the grant agreement. In all events, RSUs and PSUs will be settled on or before the earlier of the 90th day following the vesting date and the date that is 2 ½ months after the end of the year in which the vesting occurred. Settlement will be made by way of issuance of one Common Share for each RSU or PSU, a cash payment equal to the market value of the RSUs or PSUs being settled, or a combination thereof. If the share units would be settled within a blackout period, such settlement will be postponed until the earlier of the 6th trading day following the end of such blackout period and the otherwise applicable date of settlement as determined in accordance with the settlement provision set out above. The Company has not issued any PSUs under the 2016 Plan at December 31, 2018 and 2017. 150,000 and 57,000 RSUs were issued under the 2016 Plan during the year ended December 31, 2018 and 2017, respectively, none of which contain cash settlement provision.

If and when cash dividends are paid with respect to Common Shares to shareholders of record during the period from the grant date to the date of settlement of the RSUs or PSUs, a number of dividend equivalent RSUs or PSUs, as applicable, will be credited to the share unit account of such participant.

In the event a participant’s employment is terminated due to resignation, share units that have not vested prior to the date of resignation will not vest and all such Common Shares will be forfeited immediately.

In the case of a participant’s termination due to death, or in the case of disability, all share units granted prior to the year that includes the participant’s death or disability, that have not vested prior to the participant’s death or disability will vest at the end of the vesting period and in the case of PSUs, subject to the achievement of applicable performance conditions and the adjustment of the number of PSUs that vest to reflect the extent to which such performance conditions were achieved.

In the event a participant’s employment or contract for services is terminated without cause, prior to the end of a vesting period relating to such participant’s grant, the number of RSUs or PSUs, respectively, as determined by their respective formula set out in the 2016 Plan will become vested at the end of the vesting period.

In the event a participant’s employment is terminated for cause, share units that have not vested prior to the date of the termination for cause will not vest and all such share units will be forfeited immediately.

Restricted Stock

Restricted stock means Common Shares that are subject to restrictions on such participant’s free enjoyment of the Common Shares granted, as determined by the Board. Notwithstanding the restrictions, the participant will receive dividends paid on the restricted stock, will receive proceeds of the restricted stock in the event of any change in the Common Shares and will be entitled to vote the restricted stock during the restriction period.

The participant will not have rights to sell, transfer or assign, or otherwise dispose of the shares of restricted stock or any interest therein while the restrictions remain in effect. Grants of restricted stock will be forfeited if the applicable restriction does not lapse prior to such date or occurrence of such event or the satisfaction of such other criteria as is specified in the grant agreement.

No restricted stock has been issued through December 31, 2018.

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Requirements For Advance Notification of Nominations and shareholder Proposals

Shareholder proposals submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy materials for our 2020 Annual General Meeting of Shareholders must be received by us no later than December 14, 2019, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this Proxy Statement, and must comply with the requirements of the proxy rules promulgated by the SEC. If you wish to submit a proposal that is not to be included in our proxy materials outside the processes of Rule 14a-8 for the next year’s annual meeting, you must submit notice of the matter by March 13, 2020.

Shareholder proposals submitted pursuant to the applicable provisions of the BCBCA for inclusion in the Company’s proxy materials for the 2020 Annual General Meeting of Shareholders must be received by March 13, 2020, which is three months before the anniversary date of the Annual Meeting.

Shareholder proposals should be addressed to VBI Vaccines Inc., 222 Third Street, Suite 2241, Cambridge, MA 02142, Attn: Chief Business Officer.

If you wish to submit a nomination of persons for election to the Board for inclusion in the proxy materials, a notice must be provided to the Company not less than 30 days and not more than 65 days prior to the date of the annual meeting pursuant to the Advance Notice Provisions in the Articles; provided that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, the nominating shareholder’s notice must be so received not later than the close of business on the 10th day following the meeting notice date. You are also advised to review our Articles, which contain additional requirements about advance notice of shareholder nominations. A copy of our Articles may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also request a copy of our Articles, without charge, from our Chief Business Officer, at VBI Vaccines Inc., 222 Third Street, Suite 2241, Cambridge, MA 02142.

Recommendations from shareholders which are received after the deadline likely will not be considered timely for consideration by the Nominating and Governance Committee for next year’s annual meeting.

MANAGEMENT CONTRACTS

Management functions of the Company are substantially performed by directors or executive officers of the Company and not, to any substantial degree, by any other person with whom the Company has contracted, except for Francisco Diaz-Mitoma.

ADDITIONAL INFORMATION

Additional information relating to the Company is on SEDAR at www.sedar.com. Shareholders may contact the Company to request copies of the Company’s financial statements and management’s discussion and analysis by email at IR@vbivaccines.com. Financial information is provided in the Company’s comparative annual financial statements and management’s discussion and analysis for its most recently completed financial year.

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Other Matters

VBI does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the Common Shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy, whether through telephonic or Internet voting or, alternatively, by using a paper copy of the proxy card that has been requested.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the proxy card or, if so requested, by executing and returning, at your earliest convenience, the requested proxy card in the envelope that will have been provided.

The contents and the sending of the Proxy Statement have been approved by the Board. A copy of this Proxy Statement has been sent to each director, each shareholder entitled to notice of the Annual Meeting to which the Proxy Statement relates and the auditor of the Company.

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Annex A

VBI VACCINES INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

LCVQ 000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class
COMMON

Holder Account Number
C9999999999 IND

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Form of Proxy - Annual General Meeting to be held on Thursday, June 13, 2019

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. **This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.**
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 4:00 pm, Eastern Time, on Tuesday, June 11, 2019

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- Smartphone? Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

LCVQ_PRX_293544/000001/000001/i

SAM SAMPLE

C9999999999

IND C03

Appointment of Proxyholder

I/We being holder(s) of VBI Vaccines Inc. hereby appoint(s): Jeffrey Baxter, Chief Executive Officer, or failing him, Nell Beattie, Chief Business Officer,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of VBI Vaccines Inc. to be held at 222 Third St. Suite 2240, Cambridge, MA 02142, on Thursday, June 13, 2019 at 1:00 pm, Eastern Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Jeffrey Baxter	☐	☐	02. Steven Gillis	☐	☐	03. Michael De Wilde	☐	☐
04. Tomer Kariv	☐	☐	05. Joanne Cordeiro	☐	☐	06. Blaine McKee	☐	☐
07. Christopher McNulty	☐	☐						

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2. Appointment of Auditors

For Withhold

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Information Circular - Mark this box if you would like to receive the Information Circular by mail for the next securityholders' meeting. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

L C V Q 2 9 3 5 4 4 1 P I A R 1 9 9 9 9 9

VBI VACCINES INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

LCVQ 000002
SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class
COMMON

Holder Account Number
C9999999999 IND

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Form of Proxy - Annual General Meeting to be held on Thursday, June 13, 2019

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. **This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.**
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 4:00 pm, Eastern Time, on Tuesday, June 11, 2019

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- Smartphone? Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

LCVQ_PRX_293544/000002/000002/i

SAM SAMPLE

C9999999999

IND PR6

Appointment of Proxyholder

I/We being holder(s) of VBI Vaccines Inc. hereby appoint(s): Jeffrey Baxter, Chief Executive Officer, or failing him, Nell Beattie, Chief Business Officer,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of VBI Vaccines Inc. to be held at 222 Third St. Suite 2240, Cambridge, MA 02142, on Thursday, June 13, 2019 at 1:00 pm, Eastern Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Jeffrey Baxter	☐	☐	02. Steven Gillis	☐	☐	03. Michael De Wilde	☐	☐
04. Tomer Kariv	☐	☐	05. Joanne Cordeiro	☐	☐	06. Blaine McKee	☐	☐
07. Christopher McNulty	☐	☐						

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2. Appointment of Auditors

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Information Circular - Mark this box if you would like to receive the Information Circular by mail for the next securityholders' meeting. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

L C V Q 2 9 3 5 4 4 1 P I A R 1 9 9 9 9 9

VBI VACCINES INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

LCVQ 000003

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

Security Class
COMMON

Holder Account Number

C9999999999 IND

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Form of Proxy - Annual General Meeting to be held on Thursday, June 13, 2019

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. **This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.**
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 4:00 pm, Eastern Time, on Tuesday, June 11, 2019

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

312-588-4290 Direct Dial

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- Smartphone? Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your **CONTROL NUMBER** listed below.

CONTROL NUMBER 23456 78901 23456

LCVQ_PRX_293544/000003/000003/i

VBI VACCINES INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

LCVQ 000004

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

Security Class
COMMON

Holder Account Number
C9999999999 IND

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Form of Proxy - Annual General Meeting to be held on Thursday, June 13, 2019

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. **This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.**
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 4:00 pm, Eastern Time, on Tuesday, June 11, 2019

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

312-588-4290 Direct Dial

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- Smartphone? Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

LCVQ_PRX_293544/000004/000004/i